MORTGAGE,                     *               UNITED STATES OF AMERICA
ASSIGNMENT OF LEASES               *
AND RENTS AND SECURITY             *               STATE OF LOUISIANA
AGREEMENT SECURING                 *
FUTURE ADVANCES                    *               PARISH OF ORLEANS
                                   *
        BY                         *
                                   *
C-M OF LOUISIANA, INC.             *


BE IT KNOWN, that on this 11th day of May 1996, before me, the undersigned Notary Public duly commissioned and qualified, and in the presence of the witnesses hereinafter named and undersigned, personally came and appeared:

C-M OF LOUISIANA, INC.("MORTGAGOR") (Taxpayer I.D. No.______________), a Louisiana corporation, represented herein by Robert A. Callaway, its Secretary, duly authorized to appear herein by the Unanimous Written Consent of the Sole Shareholder of Mortgagor, a multiple original of which is attached hereto and made a part hereof, which has a mailing address of 711 Casino Magic Drive, Bay St. Louis, Mississippi 39520, who declared that Mortgagor does by these presents declare and acknowledge an indebtedness unto:

FIRST TRUST NATIONAL ASSOCIATION, AS INDENTURE TRUSTEE
("Mortgagee")(Taxpayer I.D. No. 41-0257700), a national association having a place of business at 180 East Fifth Street, St. Paul, Minnesota 55101,
Attn.: Scott Strodthoff.

                                Recitals

A. Pursuant to that certain Indenture dated as of May 13, 1996 among Casino Magic of Louisiana, Corp. (CASINO MAGIC LOUISIANA"), Mortgagor and Jefferson Casino Corporation, both as Guarantors, and the Mortgagee (as amended, amended and restated, supplemented or otherwise modified from time to time, the "INDENTURE"), Casino Magic Louisiana issued its 11 1/2% Senior Secured Notes due 1999 (as amended, amended and restated, supplemented or otherwise modified from time to time, and including all 11 1/2% Senior Secured Notes due 1999 issued in exchange or substitution therefor, the "Notes") in the aggregate principal amount of $35 million.

B. Pursuant to Article XII of the Indenture, Mortgagor has guaranteed (such guarantee by Mortgagor being hereinafter referred to as the "Guarantee"), to the Noteholder(s) and to the Mortgagee, inter alia, the Notes and the obligations of Casino Magic Louisiana under the Indenture and the Notes.

C. Mortgagor is entering into this Mortgage, Assignment of Leases and Rents and Security Agreement Securing Future Advances (the "Mortgage"), in favor of Mortgagee for the benefit of the Mortgagee to secure the full and punctual payment and performance of the Secured Obligations (as hereinafter defined).

                         SECTION I - GRANTING CLAUSES

In order to secure all present and future Secured Obligations, all according to the terms and tenor hereof, Mortgagor does by these presents specially mortgage, affect and hypothecate, to inure to the use and benefit of Mortgagee, the following described property (hereinafter collectively called the "Mortgaged Property, to-wit:

(a) All those certain lots, pieces or parcels of land owned or hereafter acquired by Mortgagor located in Bossier City, Parish of Bossier, State of Louisiana, as more particularly described as follows, as the description of the same may be amended, modified or supplemented from time to time, and all and singular the reversions or remainders in and to said land and the tenements, hereditaments, transferable development rights, servitude's, easements (in gross and/or appurtenant), agreements, rights-of-way or use, rights (including alley, drainage and any other rights to produce or share in the production of anything from or attributable thereto) , privileges, royalties and appurtenances to said land, now or hereafter belonging or in anywise appertaining thereto, including any such right, title, interest in, to or under any agreement or right granting, conveying or creating, for the benefit of said land, any easement, servitude, development rights (including "air rights"), water, water rights, riparian rights, mineral rights (including rights in respect of oil, gas and other hydrocarbon substances), right or license in any way affecting said land and/or other land and in, to or under any streets, ways, alleys, vaults, gores or strips of land adjoining said land or any parcel thereof, or in or to the air space over said land, all rights of ingress and egress with respect to said land, and all claims or demands of Mortgagor, either at law or in equity, in possession or expectancy, of, in or to the same (all of the foregoing hereinafter collectively referred to as the "Land"):

     (1) TRACT "A".  A TRACT OF LAND LOCATED IN SECTION 32,
T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY
DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 35, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, RUN THENCE SOUTH 65'05'05" EAST ALONG THE SOUTH LINE OF SAID COOK SUBDIVISION A DISTANCE OF 384.69 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

THENCE RUN SOUTH 12'56'40" WEST A DISTANCE OF 150.37 FEET TO A FOUND 1/2" DIAMETER CRIMP TOP IRON PIPE,

THENCE RUN SOUTH 60'12'49" EAST A DISTANCE OF 168.20 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

THENCE RUN SOUTH 26'06'32" WEST A DISTANCE OF 251.31 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET,

THENCE RUN NORTH 70'42'00" WEST ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET A DISTANCE OF 575.91 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING AT THE INTERSECTION OF THE NORTHERLY RIGHT OF-WAY LINE OF WOODLAWN STREET WITH THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

THENCE RUN NORTH 23'05'00" EAST ALONG THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 140.56 FEET TO A FOUND 1/2" DIAMETER IRON PIPE,

THENCE RUN NORTH 24'48'39" EAST ALONG THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 328.51 FEET TO THE POINT OF BEGINNING.

SAID TRACT CONTAINING 5.2319 ACRES.

(2) TRACT "B". A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 3/4" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHEAST CORNER OF LOT 8, KAYWOOD SUBDIVISION, AS RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, RUN THENCE SOUTH 28'05'04" WEST A DISTANCE OF 335.76 FEET TO A SET 1/2" DIAMETER IRON ROD BEING ON THE FORMER NORTHERLY HIGH BANK OF THE RED RIVER,

THENCE RUN NORTHWESTERLY ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 614.30 FEET, NORTH 55'22'23" WEST TO A FOUND 1" DIAMETER IRON PIPE,

THENCE RUN NORTH 244849" EAST A DISTANCE OF 897.25 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE SOUTH LINE OF LOT 34, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH,

THENCE RUN SOUTH 65'02'25" EAST ALONG THE SOUTH LINE OF LOT 34, A DISTANCE OF 9.58 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

THENCE RUN SOUTH 24'47'37" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 329.85 FEET TO A FOUND 1/2" DIAMETER IRON PIPE,

THENCE RUN SOUTH 22'34'14" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 194.43 FEET TO A FOUND 5/8" DIAMETER IRON ROD BEING AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET,

THENCE RUN SOUTH 70'42'00" EAST ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET A DISTANCE OF 5.17 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

THENCE RUN SOUTH 19'1 8'00" WEST ALONG THE WEST LINE OF LOT 1, KAYWOOD SUBDIVISION, UNIT 2, AS RECORDED IN BOOK 450, PAGE 113 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, A DISTANCE OF 200.26 FEET TO A SET 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 1,

THENCE RUN SOUTH 70'42'00" EAST ALONG THE SOUTH LINE OF KAYWOOD SUBDIVISION UNIT 2 AND KAYWOOD SUBDIVISION A DISTANCE OF 585.48 FEET TO THE POINT-OF-BEGINNING,

AND ALL THAT LAND LYING BETWEEN THE SOUTHERLY MOST LINE OF SAID
DESCRIBED TRACT AND THE EXISTING HIGH BANK OF THE RED RIVER, AND LYING

BETWEEN THE PROJECTED LINES OF THE EASTERLY AND WESTERLY
BOUNDARIES OF SAID DESCRIBED TRACT,

SAID TOTAL TRACT CONTAINING 4.914 ACRES.

(3) TRACT "C". A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA, AND BEING A PORTION OF LOT 34, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11, OF THE CONVEYANCE RECORDS OF BOSSIER PARISH. SAID TRACT MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 34, RUN THENCE NORTH 29'35'39" EAST ALONG THE WEST LINE OF LOT 34 A DISTANCE OF 165.24 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING ON THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE 20,

THENCE RUN SOUTH 82'32'09" EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE 20 A DISTANCE OF 58.03 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

THENCE RUN SOUTH 29'33'17" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 190.07 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE SOUTH LINE OF LOT 34,

THENCE RUN NORTH 65'02'25" WEST ALONG THE SOUTH LINE OF LOT 34 A
DISTANCE OF 9.58 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

THENCE RUN NORTH 55'34'42" WEST ALONG THE SOUTH LINE OF LOT 34 A
DISTANCE OF 44.49 FEET TO THE POINT OF BEGINNING,

SAID TRACT CONTAINING 0.22 ACRES.

(4) TRACT "D". A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, T18N-R13W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND 1/2" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHWEST CORNER OF LOT 114, RIVERSIDE SUBDIVISION AS RECORDED IN BOOK 60, PAGE 157 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA, RUN THENCE SOUTH 70-23-37" EAST ALONG THE REAR LINE OF RIVERSIDE SUBDIVISION A DISTANCE OF 248.66 FEET TO A FOUND 1" DIAMETER IRON PIPE,

THENCE RUN SOUTH 29'01'37" WEST AND PARALLEL WITH THE EASTERLY LINE OF LOT 110 OF RIVERSIDE SUBDIVISION A DISTANCE OF 1021.25 FEET TO A FOUND 1" DIAMETER IRON PIPE, BEING ON THE FORMER HIGH BANK OF THE RED RIVER,

THENCE RUN NORTH 62'19'02" WEST ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 127.28 FEET TO A POINT, WHICH IS ON THE PROJECTION OF THE WESTERLY LINE OF LOT 112, RIVERSIDE SUBDIVISION,

THENCE CONTINUE NORTH 64'07'56" WEST ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 101.1 1 FEET TO A SET 1/2" DIAMETER IRON ROD, LOCATED ON THE PROJECTION OF THE EASTERLY LINE OF LOT 8, KAYWOOD SUBDIVISION,

THENCE RUN NORTH 28'05'04" EAST A DISTANCE OF 335.76 FEET TO A FOUND 3/4" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHEAST CORNER OF LOT 8 KAYWOOD SUBDIVISION AS RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH,

THENCE CONTINUE NORTH 28'05'04" EAST ALONG THE EASTERLY LINE OF LOT 8 A DISTANCE OF 202.64 FEET TO A FOUND 2" DIAMETER IRON PIPE BEING THE NORTHEAST CORNER OF LOT 8,

THENCE CONTINUE NORTH 28'05'04" EAST A DISTANCE OF 50.65 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

THENCE RUN NORTH 26'06'32" EAST A DISTANCE OF 251.31 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

THENCE RUN NORTH 31'05'36" EAST A DISTANCE OF 149.25 FEET TO THE POINT OF BEGINNING,

AND ALL THAT LAND LYING BETWEEN THE SOUTHERLY MOST LINE OF SAID DESCRIBED TRACT AND THE EXISTING HIGH BANK OF THE RED RIVER, AND LYING BETWEEN THE PROJECTED LINES OF THE EASTERLY AND WESTERLY BOUNDARIES OF SAID DESCRIBED TRACT,

SAID TOTAL TRACT CONTAINING 5.753 ACRES.

(5) LOTS 1, 2 AND 4, KAYWOOD SUBDIVISION, UNIT NO. 2, A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA AS PER PLAT RECORDED IN BOOK 450, PAGE 113 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA,

(6) LOTS 6, 7 AND 8 KAYWOOD WOOD SUBDIVISION, A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA, AS PER PLAT RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA.

(7)  LOTS 110, 111 AND 112, RIVERSIDE SUBDIVISION, A
SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA, AS PER PLAT RECORDED IN BOOK 60, PAGE 157 OF THE CONVEYANCE RECORDS OF
BOSSIER PARISH, LOUISIANA, LESS A STRIP OF LAND SEVEN (7') FEET IN WIDTH RUNNING BACK BETWEEN PARALLEL LINES ALONG THE ENTIRE EASTERLY SIDE
OF LOT 1 10.

The Land described in SUBSECTIONS I (a) (1) , (2) , (3) , (4) , (5) , (6) AND (7) above is in accordance with the survey of Smith and Raley, Inc. , Consulting Engineers, made on August 23, 1991 and last revised on May 9, 1996, a copy of which is attached hereto.

Together with all the buildings and improvements situated on the above-described Land and all appurtenances, rights, ways, privileges, servitude's, prescriptions and advantages thereunto belonging or in anywise appertaining, including, but without limitation, all component parts of the above-described Land, and all component parts of any building or other construction located on the above-described Land, now or hereafter a part of or attached to said Land or used in connection therewith.

(b) All buildings, structures, facilities and other improvements now or hereafter located on the Land, and all appurtenances, rights, ways, privileges, servitude's, prescriptions and advantages thereunto belonging or in anywise appertaining, including, but without limitation, all component parts of the Land, and all component parts of any building or other construction located on the Land, now or hereafter a part of or attached to said immovable and all building material, building equipment, supplies and fixtures of every kind and nature now or hereafter located on the Land or attached to, contained in or used in connection with any such buildings, structures, facilities or other improvements, and all appurtenances and additions thereto and betterments, renewals, substitutions and replacements thereof, owned by Mortgagor or in which Mortgagor has or shall acquire an interest (all of the foregoing hereinafter collectively referred to as "IMPROVEMENTS".

(c) All equipment (as defined in the Louisiana Commercial Laws, La. R.S. 10:1-101 ET SEQ. (the "UCC") now owned or hereafter acquired by the Mortgagor or in which Mortgagor has or shall acquire an interest, wherever situated, and now or hereafter located on, attached to, contained in or used in connection with the properties referred to in granting clauses (a), (b),
(e) or (f) of this Section I, or placed on any part thereof, though not attached thereto, including, but not limited to the following, to the extent that the same are not Improvements: all machinery, apparatus, goods, equipment, materials, fittings, fixtures, chattels and tangible personal property and all appurtenances, accessories, parts, attachments, additions, special tools and accessions now and hereafter affixed thereto or used in connection therewith and betterments, renewals, substitutions and replacements thereof and therefor, (all of the foregoing hereinafter collectively referred to as the "IMPROVEMENTS") including all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerating and/or compacting plants, systems, fixtures and equipment, elevators, hoists, stores, ranges, vacuum and other cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, ducts, conduits, dynamos, engines, compressors,, generators, boilers, stokers, furnaces, pumps, tanks, appliances, equipment, fittings and fixtures (the Land, the Improvements and the Equipment hereinafter collectively referred to as the "PREMISES") . All funds, accounts, deposits, instruments, documents, general intangibles, and notes or chattel paper arising from or by virtue of any transactions related to the Premises; all permits, licenses, franchises, certificates and other rights and privileges obtained in connection with the Premises. Without limitation, Mortgagor hereby grants to Mortgagee a security interest in and to all of Mortgagor's present and future equipment" and general intangibles" (as defined in the UCC) in or relating to the Premises, and Mortgagee shall have, in addition to all rights and remedies provided herein, all of the rights and remedies of a "secured party" under the UCC. This Mortgage constitutes and shall be deemed to be a "security agreement" for all purposes of the UCC. If the lien of this Mortgage is subject to a security interest covering any property described in this granting clause (c), then all of the right, title and interest of Mortgagor in and to any and all such property is hereby assigned to Mortgagee, together with the benefits of all deposits and payments now or hereafter made thereon by or on behalf of Mortgagor. It is agreed that all Equipment is part and parcel of the Land and the Improvements and appropriated to the use thereof and, whether affixed to the Land and/or the Improvements or not, shall, for purposes of this Mortgage be deemed conclusively to be real estate and mortgaged or otherwise conveyed or encumbered hereby.

(d) All the leases, subleases, lettings and licenses and all other contracts, bonds and agreements affecting the Premises and/or any other property or rights conveyed or encumbered hereby, or any part thereof, now or hereafter entered into, and all amendments, modifications, supplements, additions, extensions and renewals thereof (all of the foregoing hereinafter collectively called the "LEASES"), and all right, title and interest of Mortgagor thereunder, including cash and securities deposited thereunder (as down payments, security deposits or otherwise); the right to receive and collect the rents, security deposits, income, proceeds, earnings, royalties, revenues, issues and profits payable thereunder and the rights to enforce, whether at law or in equity or by any other means, all provisions and options thereof or thereunder (all of the foregoing hereinafter collectively called the "RENTS"), and the right to apply the same to the payment and performance of the Secured Obligations.

(e) Any and all moneys (other than cash received from Casino Magic Corp. as payment for common stock with no privileges, preferences or rights to redemption or repayment), goods, accounts, chattel paper, general intangibles, documents, instruments, contract rights and other real and personal property (including property exchanged therefor), of every kind and nature, which may from time to time be subjected to the lien hereof by Mortgagor through a supplement to this Mortgage or otherwise, or by anyone on its behalf or with its consent, or which may come into the possession of or be subject to the control of Mortgagee pursuant to this Mortgage, it being the intention and agreement of Mortgagor that all property hereafter acquired (including pursuant to any so called "tax sale" or foreclosure of any lien) or constructed by Mortgagor with respect to the Premises shall be subject to the lien and security interest of this Mortgage and shall forthwith upon acquisition or construction thereof by Mortgagor and without any act or deed by Mortgagor be subject to the lien and security interest of this Mortgage as if such property were now owned by Mortgagor and were specifically described in this Mortgage and conveyed or encumbered hereby or pursuant hereto, and Mortgagee is hereby authorized to receive any and all such property as and for additional security hereunder.

(f) All unearned premiums under insurance policies now or hereafter obtained by Mortgagor, all proceeds (including funds, accounts, deposits, instruments, general intangibles, notes or chattel paper) of the conversion, voluntary or involuntary, of any of the property described in these granting clauses into cash or other liquidated claims, including proceeds of hazard, title and other insurance, whether attributable to the insurance loss of the Premises or otherwise, as provided in Louisiana Revised Statutes or otherwise, and proceeds received pursuant to any sales or rental agreements of Mortgagor in respect of the property described in these granting clauses, and all judgments, damages, awards, settlements and compensation (including interest thereon) heretofore or hereafter made to the present and all subsequent owners of the Premises and/or any other property or rights conveyed or encumbered hereby for any injury to or decrease in the value thereof for any reason, or by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise of all or any part thereof, including awards for any change of grade of streets.

The Mortgaged Property is to remain so specially mortgaged, affected and hypothecated unto and in favor of the Mortgagee until the full and final payment or discharge of the Secured Obligations, and the Mortgagor is herein and hereby bound and obligated not to sell or alienate the Mortgaged Property to the prejudice of this act.

The maximum amount of the Secured Obligations that may be outstanding at any time and from time to time that this Mortgage secures, including without limitation as a mortgage, as an assignment and as a security agreement, including all principal, interest and any expenses or advances incurred by the Mortgagee, whether stipulated herein or otherwise, and all other amounts included within the Secured Obligations, is fifty million ($50,000,000.00) dollars (the "MAXIMUM Amount").

The Mortgagor acknowledges that this Mortgage secures the Secured Obligations and advances made or incurred by the Mortgagee under or pursuant to this Mortgage, the Indenture or otherwise, whether optional or obligatory by the Mortgagee. This Mortgage is and shall remain effective, even though the amount of the Secured Obligations may now be zero or may later be reduced to zero, until all of the amounts, liabilities and obligations, present and future, comprising the Secured Obligations have been incurred and are extinguished. When no Secured Obligations secured by this Mortgage exists and the Mortgagee is not bound to permit any Secured Obligations to be incurred, this Mortgage may be terminated by the Mortgagor upon thirty
(30) days prior written notice sent by the Mortgagor to the Mortgagee in accordance with the provisions of this Mortgage.

                     SECTION II - SECURITY INTEREST

(a) With respect to all personal property (both. tangible and intangible) and any fixtures constituting a part of the Mortgaged Property, this Mortgage shall likewise be a security agreement and a financing statement and for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the purpose of further securing the full and punctual payment and performance of the Secured Obligations, Mortgagor hereby grants to Mortgagee a security interest in all of Mortgagor's rights, titles and interests in and to the Mortgaged Property insofar as the Mortgaged Property consists of equipment, contract rights, general intangibles, documents, instruments, chattel paper, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the UCC, including the proceeds, profits, rents, revenues and products from any and all of such personal property. Upon the occurrence and during the continuance of any Event of Default (as hereinafter defined), Mortgagee is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the UCC with reference to the personal property and fixtures in which Mortgagee has been granted a security interest herein, or Mortgagee may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Mortgage in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to Mortgagee under any other provision of this Mortgage or under any other instrument executed in connection with or as security for the Secured Obligations. A carbon or photographic or other reproduction of this Mortgage shall be sufficient as a financing statement covering the Mortgaged Property.

(b) Mortgagor shall, forthwith after the execution and delivery of this mortgage and thereafter, from time to time, cause this Mortgage and any financing statement, continuation statement or similar instrument relating to any thereof or to any property intended to be subject to the Lien of this Mortgage to be filed, registered and recorded in such manner and in such places as may be required by any present or future law in order to fully protect the validity, priority and perfection thereof or the Lien hereof upon the Mortgaged Property and the interest and rights of Mortgagee herein and therein. Mortgagor shall pay or cause to be paid all taxes and fees incident to such filing, registration-ration and recording, all expenses incident to the preparation, execution and acknowledgment thereof, and of any instrument of further assurance, and all federal or State stamp taxes or other taxes, duties and charges arising out of or in connection with the execution and delivery of such instruments.

(c) Mortgagor shall, at the sole cost and expense of Mortgagor, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers, financing statements, continuation statements and assurances as Mortgagee shall from time to time reasonably request which may be necessary in the requesting party's judgment to assure, perfect, mortgage, transfer and confirm unto the Mortgagee the property and rights hereby mortgaged or granted or which Mortgagor may be or may hereafter become bound to mortgage or grant to Mortgagee or which may facilitate the performance of the terms of this Mortgage or the filing, registering or recording of this Mortgage. In the event Mortgagor shall fail to execute any instrument required to be executed by Mortgagor pursuant to this SUBSECTION II (c), Mortgagee may execute the same as the attorney in-fact for Mortgagor, such power of attorney being coupled with an interest and irrevocable.

(d) Nothwithstanding the provisions of this Section II above, the security interest shall not attach to property originally acquired by Casino Magic Louisiana with Permitted FF&E financing (as defined in the Indenture).

                      SECTION III - SECURED OBLIGATIONS

This Mortgage is executed and delivered by Mortgagor to secure the payment and performance of the obligations (collectively, the "Secured Obligations") described below:

(a) Payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor now or hereafter existing under or in respect of the Guarantee, including, without limitation, payment of principal, premium, if any, and interest when due and payable, and all other amounts due or to become due under or in connection with the Indenture as in effect on the date hereof (including, without limitation, all sums due to the Mortgagee pursuant to Section 7.7 of the Indenture), the Notes (as defined herein and in the Indenture) and the performance of all other obligations to the Mortgagee and the Holders (as defined herein and in the Indenture) under the Indenture, the Notes and the Collateral Documents (as defined in the Indenture), according to the terms thereof;

(b) Any sums which may be advanced or paid by Mortgagee under the terms hereof on account of the failure of Mortgagor to comply with the covenants of Mortgagor contained herein;

(c) Payment and performance of all covenants, agreements, and obligations of Mortgagor herein contained;

(d) all renewals, rearrangements, increases, substitutions and extensions, and all amendments, supplements and modifications, to any of the obligations described in the preceding clauses (a)through (c).

           SECTION IV - REPRESENTATIONS, WARRANTIES AND COVENANTS

Mortgagor hereby represents, warrants and covenants as follows:

(a) GOOD TITLE; AUTHORITY AND VALIDITY. Mortgagor has good and merchantable title to the Mortgaged Property and the landlord's interest and estate under or in respect of the Leases, subject to the Excepted Liens, and has, in all material respects, full corporate power and lawful authority to mortgage, pledge and hypothecate and to grant a security interest in all of the Mortgaged Property all in the manner and form herein provided and without obtaining the waiver, consent or approval of any lessor, sublessor, Governmental Authority or entity or other party whomsoever or whatsoever which has not been obtained, except in the case of certain environmental permits and approvals which, by their terms, are not transferable or cannot be transferred without the prior approval of the issuing agency. The Improvements upon the Land are all within the boundary lines of the Land or have the benefit of valid servitude's or easements, and there are no encroachments thereon that would materially impair the use thereof. The Mortgaged Property is free and clear of any and all Liens or encumbrances of any nature or kind except for the Excepted Liens and the Leases. Mortgagor has all necessary permits, franchises, licenses, rights-of-way, servitude's or other rights or authority needed in connection with the operation and maintenance of the Mortgaged Property, except where the failure to have the same would not have a Material Adverse Effect; except where such default would not individually or in the aggregate have a Material Adverse Effect; except as provided in the Excepted Liens, Mortgagor's grant of a Lien and security interest in the Mortgaged Property in the manner herein provided does not result in the creation or imposition of any other Lien or security interest, adverse claim or option upon any of the Mortgaged Property. Mortgagor's chief executive office and chief place of business is located at the address set forth in Section VIII(L) of this Mortgage. Mortgagor will not change its name, identity or corporate structure or its chief executive office or chief place of business or its taxpayer identification number without notifying Mortgagee at least thirty (30) days prior to the effective date of such change.

(b) DEFENSE OF TITLE. Mortgagor will warrant and defend title to the Mortgaged Property, subject to Excepted Liens, against the claims and demands of all other Persons whomsoever and will maintain and preserve the Lien created hereby so long as any of the Secured Obligations secured hereby remains unpaid or not satisfied. Should an adverse claim be made against the title to any material part of the Mortgaged Property, Mortgagor agrees it will immediately notify Mortgagee in writing thereof and defend against such adverse claim to the extent necessary to preserve Mortgagee's rights and benefits hereunder, subject to Excepted Liens, and Mortgagor further agrees that Mortgagee may take such other reasonable action as it deems advisable to protect and preserve its interest in the Mortgaged Property, and in such event Mortgagor will indemnify Mortgagee against any and all costs, reasonable attorney's fees and other expenses which they may incur in defending against any such adverse claim. Such obligations shall be payable on demand and shall bear interest from the date of demand therefor until paid at the Note Rate. Any proceeds of any policy of title insurance maintained by Mortgagor with respect to the Mortgaged Property shall, for the purposes of this Mortgage, be paid and applied in the same manner as Insurance Proceeds (as hereinafter defined).

(c) FIRST LIEN. This Mortgage is, and always will be kept, a direct first Lien and security interest upon the Mortgaged Property, subject to the Excepted Liens, and Mortgagor will not create or suffer to be created or permit to exist any Lien, security interest or charge prior or junior to or on parity with the Lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the Rents therefrom, except for the Excepted Liens.

(d) MAINTENANCE OF MORTGAGED PRO-PROPERTY. Mortgagor will at its own expense do or cause to be done all things necessary to preserve and keep in full repair, working order and efficiency, reasonable wear and tear excepted, all of the Mortgaged Property, including, without limitation, all equipment, machinery and facilities, and from time to time will make all the needful and proper repairs, renewals and replacements so that at all times the state and condition of the Mortgaged Property will be fully preserved and maintained.

(e) PERFORMANCE OF CONTRACTS. Mortgagor will promptly pay and discharge all rentals, or other payments and will perform or cause to be performed each and every act, matter or thing required by, each and all of the contracts, instruments or agreements executed in connection with or incident to the ownership and operation of the Mortgaged Property and will do all other things necessary to keep unimpaired Mortgagor's rights with respect thereto and to prevent any forfeiture thereof or default thereunder. Mortgagor will operate the Mortgaged Property in a good and workmanlike manner and in accordance with the practices of the industry and in compliance with all Governmental Requirements affecting ownership and operation of such facilities, including without limitation, Environmental Laws.

(f) PAYMENT BY MORTGAGEE. Mortgagor agrees that if Mortgagor fails to perform any act or to take any action which Mortgagor is required to perform or take hereunder or pay any money which Mortgagor is required to pay hereunder (taking into account applicable grace or cure periods), Mortgagee in Mortgagor's name or its own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by Mortgagee and any money so paid by Mortgagee shall be a demand obligation owing by Mortgagor to Mortgagee, and Mortgagee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Mortgagor to Mortgagee pursuant to this Mortgage shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to Mortgagee until paid at the Note Rate, and all such amounts together with such interest thereon shall be a part of the Secured Obligations and shall be secured by this Mortgage.

(g) NAME OF MORTGAGOR. Mortgagor does not do business with respect to the Mortgaged Property under any name other than C-M of Louisiana, Inc.

(h) OPERATION BY THIRD PARTIES. To the extent any of the Mortgaged Property is operated by a party or parties other than Mortgagor, Mortgagor's covenants as expressed in this SECTION IV are modified to require that Mortgagor use its best efforts (including without limitation the reasonable exercise of all rights and remedies as are available to Mortgagor) to obtain compliance with such covenants by the operator or operators of the Mortgaged Property.

(I) COMPLIANCE WITH LAWS. The Mortgaged Property complies and at all times will comply with all local zoning, land use, setback and other development, use and occupancy requirements of Governmental Authorities.

(i) PAYMENT OF TAXES, INSURANCE PREMIUMS, ASSESSMENTS; COMPLIANCE WITH LAW AND INSURANCE REQUIREMENTS.

(I)  Unless contested in accordance with the provisions of SUBSECTION IV
(j)(v) hereof, Mortgagor shall pay and discharge or cause to be paid and discharged, from time to time when the same shall become due, all real estate and other taxes, special assessments, levies, permits, inspection and license fees, all premiums for insurance, all water and sewer rents and charges, and all other public charges imposed upon or assessed against the Mortgaged Property or any part thereof or upon the revenues, rents, issues, income and profits of the Mortgaged Property, including, without limitation, those arising in respect of the occupancy, use or possession thereof.

(ii) During the continuance of an Event of Default, Mortgagor shall deposit with Mortgagee, on the first day of each month, an amount reasonably estimated by Mortgagee to be equal to one-twelfth (1/12th) of the annual taxes, assessments and other items required to be discharged by Mortgagor under SUBSECTION IV (j)(i) and amounts reasonably estimated by Mortgagor to be necessary to maintain the insurance coverages contemplated in SUBSECTION IV (1) below, which estimates shall not be less than one-twelfth (1/12th) of the annual taxes, assessments, insurance premiums and other items required to be discharged by Mortgagor during the year immediately preceding the year during which such Event of Default occurred. Such amounts shall be held by Mortgagee without interest to Mortgagor and applied to the payment of each obligation in respect of which such amounts were deposited, in such order or priority as Mortgagee shall determine, on or before the date on which such obligation would become delinquent. If at any time the amounts so deposited by Mortgagor shall, in Mortgagee's judgment, be insufficient (when added to the installments anticipated to be paid thereafter) to discharge any of such obligations when due, Mortgagor shall, immediately upon demand, deposit with Mortgagee such additional amounts as may be requested by Mortgagee. Nothing contained in this SUBSECTION IV (j) shall affect any right or remedy of Mortgagee under any provision of this Mortgage or of any statute or rule of law to pay any such amount from its own funds (provided, however, that Mortgagee shall not in any event be obligated to pay any of such amounts from its own funds) and to add the amount so paid, together with interest at the Note Rate, to the Secured Obligations, or relieve Mortgagor of its obligations to make or provide for the payment of the annual taxes, assessments and other charges required to be discharged by Mortgagor under SUBSECTION IV (j)(i) . Mortgagor hereby grants to Mortgagee a security interest in all sums held pursuant to this SUBSECTION IV (j)(ii) to secure payment and performance of the Secured Obligations. During the continuance of any Event of Default, Mortgagee may apply all or any part of the sums held pursuant to this SUBSECTION IV (j)(ii) to the payment and performance of the Secured Obligations in accordance with the provisions of the Indenture. Mortgagor shall redeposit with Mortgagee an amount equal to all amounts so applied as a condition to the cure, if any, of such Event of Default, in addition to fulfillment of any other required conditions.

(iii)  Unless contested in accordance with the provisions of SUBSECTION IV
(j)(v) , Mortgagor shall timely pay (or obtain a bond in the amount of) all lawful claims and demands of mechanics, materialmen, laborers, warehousemen, employees, suppliers, government agencies administering worker's compensation insurance, old age pensions and social security benefits, and all amounts owed under collective bargaining agreements and all other claims, judgments, demands or amounts of any nature which, if unpaid or not bonded, could result in or permit the creation of a Lien (other than an Excepted Lien) on the Mortgaged Property or any part thereof or the Rents arising therefrom, or which might result in forfeiture of all or any part of the Mortgaged Property.

(iv) Mortgagor shall maintain, or cause to be maintained, in full force and effect, all permits, certificates, authorizations, consents, approvals, registrations, filings, licenses, franchises or other instruments now or hereafter required by any Governmental Authority to operate or use and occupy the Mortgaged Property and the Equipment for its intended uses (collectively, the "Permits"; each, a "Permit"). Mortgagor represents that, to is knowledge and subject to those requirements for notice, approval or reissuance set forth by applicable law, none of the Permits will be subject to cancellation, forfeiture or any limitation on the scope thereof solely by virtue of the execution of this Mortgage or the f foreclosure of the Lien hereof. Unless contested in accordance with the provisions of SUBSECTION IV
(j)(v), Mortgagor shall comply promptly with, or cause prompt compliance with, all requirements set forth in the Permits and all Governmental Requirements applicable to all or any part of the Mortgaged Property or the condition, use or occupancy of all or any part thereof or any recorded deed of restriction, declaration, covenant running with the land or otherwise, now or hereafter in force. Mortgagor shall not initiate or consent to any change in the zoning, subdivision or any other use classification of the Land.

(v) Mortgagor may at its own expense contest the amount or applicability of any of the obligations described in SUBSECTIONS IV (j)(i), IV(j)(iii) and IV
(j)(iv) by appropriate legal proceedings, prosecution of which operates to prevent the collection or enforcement thereof or the sale or forfeiture of the Mortgaged Property or any part thereof to satisfy such obligations; PROVIDED, HOWEVER, that (A) any such contest shall be conducted in good faith by appropriate legal proceedings promptly instituted and diligently conducted and (B) in connection with such contest, Mortgagor shall have made provision for the payment or performance of such contested obligation on Mortgagor's books if and to the extent required by generally accepted accounting principles then utilized by Mortgagor in the preparation of its financial statements, or shall have deposited with Mortgagee a sum sufficient to pay and discharge such obligation and Mortgagee's estimate of all interest and penalties related thereto. Notwithstanding the foregoing provisions of this SUBSECTION IV (j)(v), (A) no contest of any such obligations may be pursued by Mortgagor if such contest would expose Mortgagee or any other Secured Party to any possible criminal liability, or any civil liability for failure to comply with such obligations and (B) if at any time payment or performance of any obligation contested by Mortgagor pursuant to this SUBJECTION IV (j)(v) shall become necessary to prevent the a tax sale conveying the Mortgaged Property or any portion thereof because of nonpayment or nonperformance, Mortgagor shall pay or perform the same in sufficient time to prevent the tax sale.

(vi) Mortgagor shall not in its use and occupancy of the Mortgaged Property or the Equipment (including, without limitation, in the making of any Alteration, as hereinafter defined) take any action that would cause the termination, revocation or denial of any insurance coverage required to be maintained under this Mortgage or that pursuant to written notice from any applicable insurer, would be the basis for a defense to any claim under any insurance policy maintained in respect of the Mortgaged Property or the Equipment and Mortgagor shall otherwise comply with the requirements of any insurer that issues a policy of insurance in respect of the Mortgaged Property or the Equipment.

(vii) Mortgagor shall, promptly upon receipt of any written notice regarding any failure by Mortgagor to pay or discharge any of the obligations described in SUBSECTION IV (j),(i),(ii), (iii) OR (vi), furnish a copy of such notice to Mortgagee. Mortgagor shall, promptly upon receipt of any written notice regarding any failure by mortgagor to pay or discharge any of the obligations described in SUBSECTION IV (j) or (iv), furnish a copy of such notice to Mortgagee.

(k) CERTAIN TAX LAW CHANGES. In the event of the passage after the date of this Mortgage of any law deducting from the value of real property, for the purpose of taxation, amounts in respect of any Lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes or the manner of the collection of any such taxes, and imposing a new tax, either directly or indirectly, on this Mortgage or the interest of Mortgagee or any other Secured Party in any Mortgaged Property (other than income, franchise or similar taxes imposed on Mortgagee or such Secured Party), Mortgagor shall promptly pay Mortgagee or such Secured Party such amount or amounts as may be necessary from time to time to pay such tax and such amount shall bear interest at the Note rate from the date due until paid in full.

1)  REQUIRED INSURANCE POLICIES.

(I) Mortgagor shall maintain, or cause to be maintained, in full force and effect the following insurance coverages, as applicable, in respect of the Mortgaged Property and the Equipment:

(A) Physical hazard insurance on an "all risk" basis covering hazards commonly covered by fire and extended coverage, lightning, tornado, wind damage, civil commotion, hail, riot, strike, water damage, sprinkler leakage, collapse and malicious mischief, in an amount equal to the full replacement cost of the Improvements and all Equipment, with such deductibles as would be maintained by a prudent operator of property similar in use and configuration to the Mortgaged Property and located in the locality where the Mortgaged Property is located. "Full replacement cost" means the Cost of Construction to replace the Improvements and the Equipment, exclusive of depreciation, excavation, foundation and footings, as determined from time to time by a proper officer of Mortgagor in consultation with its insurance company or insurance agent, as appropriate;

(B) Comprehensive general liability insurance against claims for bodily injury, death or property damage occurring on, in or about the Mortgaged Property and any adjoining streets, sidewalks and passageways and covering any and all claims, including, without limitation, all legal liability, subject to customary exclusions, to the extent insurable, imposed upon Mortgagee or any other Secured Party and all court costs and attorneys, fees, arising out of or connected with the possession, use, leasing, operation or condition of the Mortgaged Property, with policy limits and deductibles in such amounts as would be maintained by a prudent operator of property similar in use and configuration to the Mortgaged Property and located in the locality where the Mortgaged Property is located, but in no event less than $10,000,000.00;

(C) Workers compensation insurance as required by the laws of the State to protect Mortgagor against claims for injuries sustained in the course of employment at the Mortgaged Property;

(D) Comprehensive boiler and machinery insurance to cover sudden and accidental breakdown, including but not limited to, explosion of any boilers and machinery located on the Mortgaged Property or comprising any Equipment, with policy limits and deductibles in such amounts as would be maintained by a prudent operator of property similar in use and configuration to the Mortgaged Property and the Equipment and located in the locality where the Mortgaged Property is located, but in no event less than $35,000,000.00;

(E) Comprehensive automobile liability insurance policy against claims for bodily injury, death and property damage covering all owned, leased, non-owned and hired motor vehicles, including loading and unloading in such amounts as would be maintained by a prudent operator of property similar in use and configuration to the Mortgaged Property and the Equipment and located in the locality where the Mortgaged Property is located, but in no event less than $1,000,000.00;

(F) Business interruption insurance on an annual basis in amounts not less than (1) the projected gross profit of the Mortgaged Property during the applicable twelve-month period or (2) the amount necessary to pay the fixed charges and other expenses of owning, operating and maintaining the Mortgaged Property for the same period;

(G) To the extent not otherwise covered by the insurance required under clauses (A) and (B) of this SUBSECTION IV (1)(i), during the performance of any alterations, renovations, repairs, restorations or construction, broad form Builders Risk Insurance on an all risk completed value basis; and

(H) Such other insurance, against such risks and with policy limits and deductibles in such amounts as would be maintained by a prudent operator of property similar in use and configuration to the Mortgaged Property and located in the locality in which the Mortgaged Property is located.

(ii) Mortgagor may maintain the coverages required by this subsection IV(l) under blanket policies covering the Mortgaged Property and other locations owned or operated by Mortgagor if the terms of such blanket policies otherwise comply with the provisions of this subsection IV(l) and contain specific coverage allocations in respect of the Mortgaged Property determined in accordance with the provisions of this subsection IV(l). All insurance policies in respect of the coverages required by subsections IV
(1)(i)(A) , IV(1)(i)(D), IV(1)(i)(G) and, if applicable, IV(l)(i)(H) shall be in amounts at least sufficient to prevent coinsurance liability and all losses thereunder shall be payable to Mortgagee, as loss payee, subject to the terms of the Indenture, pursuant to a standard noncontributory New York mortgage endorsement or local equivalent, and each such policy shall, to the extent obtainable at commercially reasonable costs, (A) include effective waivers (whether under the terms of such policy or otherwise) by the insurer of all claims for insurance premiums against all loss payees and named insureds other than Mortgagor and all rights of subrogation against any named insured, and (B) provide that any losses thereunder shall be payable notwithstanding (1) any act, failure to act, negligence of, or violation or breach of warranties, declarations or conditions contained in such policy by Mortgagor or Mortgagee or any other named insured or loss payee, (2) the occupation or use of the Mortgaged Property or the Equipment for purposes more hazardous than permitted by the terms of the policy, (3) any foreclosure or other proceeding relating to the Mortgaged Property or the Equipment or (4) any change in the title to or ownership or possession of the Mortgaged Property or the Equipment; provided, however, that (with respect to items contemplated in clauses (3) and (4) above) any notice requirements of the applicable policies are satisfied. All insurance policies in respect of the coverages required by subsections IV(l) ' shall name Mortgagee as an additional insured. Each policy of insurance required under this subsection IV(l) shall provide that (A) notices of any failure by Mortgagor to pay any insurance premium in respect thereof, be furnished to Mortgagee contemporaneously with any such notice given to Mortgagor and (B) it may not be canceled or otherwise terminated without at least thirty (30) days, prior written notice to Mortgagee and shall permit Mortgagee to pay any premium therefor within thirty (30) days after receipt of any notice stating that such premium has not been paid when due. The policy or policies of such insurance or certificates of insurance evidencing the required coverages and all renewals or extensions thereof shall be delivered to Mortgagee upon receipt by Mortgagor. Settlement of any claim under any of the insurance policies referred to in this subsection IV(l) (other than the insurance contemplated in clause(C) of this subsection IV(l)(i)) shall require the prior approval of Mortgagee and Mortgagor shall use its best efforts to cause each such insurance policy to contain a provision to such effect.

(iii) At least thirty (30) days prior to the expiration of any insurance policy required by this subsection IV (1) , Mortgagor shall deliver to Mortgagee evidence that such policy or policies shall be renewed or extended and Mortgagor shall deliver promptly to Mortgagee after receipt thereof the policy or policies renewing or extending such expiring policy or renewal or extension certificates.

(iv) Mortgagor shall not purchase additional policies in respect of the insurance coverages required to be maintained under this subsection IV(l), unless Mortgagee is included thereon as an additional named insured and, if applicable, with loss payable to Mortgagee under an endorsement containing the provisions described in subsection IV(l) (ii) and the policy evidencing such insurance otherwise complies with the requirements of ' subsection IV(l)(ii). Mortgagor immediately shall notify Mortgagee whenever any such separate insurance policy is obtained and promptly shall deliver to Mortgagee the policy or certificate evidencing such insurance.

(m) Inspection. Mortgagor shall permit Mortgagee, by any of its officers, employees, agents, accountants and attorneys, to visit and inspect the Mortgaged Property, examine the books and records and accounts of the Mortgagor, take copies and extracts therefrom, and discuss the affairs, finances and accounts of the Mortgagor with the Mortgagor's officers, accountants and auditors, all upon reasonable prior notice at such times as may be reasonably requested by Mortgagee.

(n) Mortgagor To Maintain Improvements. Mortgagor shall not commit any waste on the Mortgaged Property or with respect to any Equipment or make any change in the use of the Mortgaged Property or any Equipment. Mortgagor represents and warrants that (i) to Mortgagor's knowledge, the Mortgaged Property is served by all electric, gas, sewer, water facilities and any other utilities required or necessary for the current and contemplated use thereof and any easements or servitude's necessary to the furnishing of such utility service by Mortgagor have been obtained and duly recorded, and (ii) Mortgagor has access to the Mortgaged Property from public roads sufficient to allow Mortgagor and its tenants and invitees to conduct its and their businesses at the Mortgaged Property as it is currently conducted and is contemplated to be conducted. Mortgagor shall not alter the occupancy or use of the Mortgaged Property without the prior written consent of Mortgagee. No Improvements comprising a portion of the Mortgaged Property may be demolished nor shall any Equipment be removed without the prior written consent of Mortgagee.

(o)  Leases.

(i) All of the Leases are valid and effective in accordance with their respective terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar law affecting or relating to enforcement of creditors' rights generally, and
(ii) general equitable principles.  To

Mortgagor's knowledge, Mortgagor is not in breach of or in default (and to Mortgagor's knowledge, no event has occurred which with due notice or lapse of time or both, may constitute such a breach or default) under any Lease, and no party to any Lease has given Mortgagor written notice of or made a claim with respect to any breach or default.

(ii) Mortgagor shall manage and operate the Mortgaged Property or cause the Mortgaged Property to be managed and operated in a reasonably prudent manner and, except as otherwise permitted under subsection IV(p), will not enter into any Lease (or any amendment or modification thereof) or other agreement subsequent to the date hereof with any Person which, individually or in the aggregate, would have a Material Adverse Effect on the value of the property subject thereto.

(iii)  Mortgagor shall not:

(A) receive or collect, or permit the receipt or collection of, any rental or other payments under any Lease more than one (1) month in advance of the respective period in respect of which they are to accrue, except that (a) in connection with the execution and delivery of any Lease or of any amendment to any Lease, rental payments thereunder may be collected and received in advance in an amount not in excess of one (1) month' s rent and (b) Mortgagor may receive and collect escalation and other charges in accordance with the terms of each Lease;

(B) assign, transfer or hypothecate (other than to Mortgagee hereunder or as otherwise permitted under subsection IV(p) of this Mortgage) any rental or other payment under any Lease whether then due or to accrue in the future, the interest of Mortgagor as lessor under any Lease or the rents, issues, revenues, profits or other income of the Mortgaged Property;

(C) enter into any Lease after the date hereof that does not contain terms to the effect as follows:

(1) such Lease and the rights of the tenant thereunder shall be subject and subordinate to the rights of Mortgagee under and the Lien of this Mortgage;

(2) such Lease has been assigned as collateral security by Mortgagor as landlord thereunder to Mortgagee under this Mortgage;

(3) in the case of any foreclosure hereunder, the rights and remedies of the tenant in respect of any obligations of any successor landlord thereunder shall be limited to the equity interest of such successor landlord in the Mortgaged Property and any successor landlord shall not (a) be liable for any act, omission or default of any prior landlord under the Lease or (b) be required to make or complete any tenant improvements or capital improvements or repair, restore, rebuild or replace the demised premises or any part thereof in the event of damage, casualty or condemnation or (c) be required to pay any amounts to tenant arising under the Lease prior to such successor landlord taking possession;

(4) the tenant I s obligation to pay rent and any additional rent shall not be subject to any abatement, deduction, counterclaim or setoff as against Mortgagee or any purchaser upon the foreclosure of any portion of the Mortgaged Property or the giving or granting of a deed in lieu thereof (dation en paiement) by reason of a landlord default occurring prior to such foreclosure, and Mortgagee or such purchaser will not be bound by any advance payments of rent in excess of one month or any security deposits unless such security was actually received by Mortgagee; and

    (5) the tenant agrees to attorn, at the option of Mortgagee or any purchaser of the Mortgaged Property, to the successor owner upon a foreclosure of the Mortgaged Property or the giving or granting of a deed in lieu thereof (dation en paiement); and

(D) terminate or permit the termination of any Lease of space, accept surrender of all or any portion of the space demised under any Lease prior to the end of the term thereof or accept assignment of any Lease to Mortgagor which, individually or in the aggregate, would have a Material Adverse-Effect or materially impair the Lien of this Mortgage therein unless:

(1) the tenant under such Lease has not paid the equivalent of two months I rent and Mortgagor has made reasonable efforts to collect such rent; or

(2) Mortgagor shall deliver to Mortgagee an Officer's Certificate to the effect that Mortgagor has entered into a new Lease (or Leases) for the space covered by the terminated or assigned Lease with a term (or terms) which expire(s) no earlier than the date on which the terminated or assigned Lease was to expire (excluding renewal options), and with a tenant (or tenants) having a creditworthiness sufficient to pay the rent and other charges due under the new Lease (or Leases), and the tenant(s) shall have commenced paying rent, including, without limitation, all operating expenses and other amounts payable under the new Lease (or Leases), without any abatement or concession, in an amount at least equal to the amount which would have then been payable under the terminated or assigned Lease.

(iv) Mortgagor timely shall perform and observe all the terms, covenants and conditions required to be performed and observed by Mortgagor under each Lease and will not engage in any conduct in respect of any Lease which would have individually or in the aggregate a Material Adverse Effect or materially impair the Lien of this Mortgage or the security interest created hereby. Mortgagor promptly shall notify Mortgagee of the receipt of any notice from any lessee under any Lease claiming that Mortgagor is in default in the performance or observance of any of the terms, covenants or conditions thereof to be performed or observed by Mortgagor and will cause a copy of each such notice to be delivered promptly to Mortgagee.

(p) Transfer Restrictions. Mortgagor shall not, without the prior written consent of Mortgagee, further mortgage, encumber, hypothecate, sell, convey, assign or lease all or any part of the Mortgaged Property or suffer any of the foregoing to occur by operation of law or otherwise (each a "Transfer"), except in accordance with the provisions of Section 5.20 of the Indenture, the terms of which are incorporated herein by this reference. Notwithstanding the foregoing, the Mortgagor may grant a mortgage junior to this Mortgage for improvements to the Mortgaged Property consistent with the contemplated use of such property.

(q)  Destruction; Condemnation.

(i) Destruction: Insurance Proceeds. If there shall occur any damage to, or loss or destruction of, the Improvements and Equipment, or any part of any thereof (each, a "Destruction"), Mortgagor shall promptly send to Mortgagee a notice setting forth the nature and extent of such Destruction. The proceeds of any insurance payable in respect of any such Destruction are hereby assigned and shall be paid to Mortgagee to be held in the Collateral Account. All insurance proceeds paid to Mortgagee pursuant to this subsection, less the amount of any expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Destruction (the "Insurance Proceeds"), shall constitute Trust Moneys and be applied in accordance with the provisions of subsections IV(a)(iii), IV(q)(iv) and IV (q)(v).

(ii) Condemnation; Assignment of Award. If there shall occur any taking of the Mortgaged Property or any part thereof, in or by condemnation or other eminent domain proceedings pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Mortgaged Property or any part thereof, by any Governmental Authority, civil or military (each, a "Taking") , Mortgagor immediately shall notify Mortgagee upon receiving notice of such Taking or commencement of proceedings therefor. Mortgagee may (but shall not be obligated to) participate in any proceedings or negotiations which might result in any Taking. Mortgagee may be represented by counsel satisfactory to it at the expense of Mortgagor. Mortgagor shall deliver or cause to be delivered to Mortgagee all instruments requested by it to permit such participation. Mortgagor shall in good faith and with due diligence file and prosecute what would otherwise be Mortgagor's claim for any such award or payment and cause the same to be collected and paid over to Mortgagee, and hereby irrevocably authorizes and empowers Mortgagee, in the name of Mortgagor as its true and lawful attorney-in-fact or otherwise to collect and to receipt for any such award or payment, and, in the event Mortgagor fails so to act, to file and prosecute such claim. Mortgagor shall pay all costs, fees and expenses incurred by Mortgagee in connection with any Taking and seeking and obtaining any award or payment on account thereof. Any proceeds, award or payment in respect of any Taking are hereby assigned and shall be paid to Mortgagee to be held in the Collateral Account. Mortgagor shall take all steps necessary to notify the condemning authority of such assignment. Such proceeds, award or payment paid to Mortgagee, less the amount of any expenses incurred in litigating, arbitrating, compromising or settling any claim arising out of such Taking ("Net Award") , shall constitute Trust Moneys and be applied in accordance with the provisions of subsections IV(q)(iii), IV(q)(iv)- and IV(q)(v).

Payment or Restoration. So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have the right, at Mortgagor's option, to require Mortgagee to apply such Net Award or Insurance Proceeds to the payment of the Secured Obligations, in accordance with the Indenture or to perform a restoration (each, a "Restoration") of the affected portions of the Mortgaged Property and the Equipment. In the event that Mortgagor elects to make such payment, such Net Award or Insurance Proceeds shall be delivered to Mortgagee to be held as Trust Moneys subject to withdrawal and application by Mortgagee in accordance with the provisions of the Indenture. In the event Mortgagor elects to perform a Restoration, Mortgagor shall give written notice ("Restoration Election Notice") of such election to Mortgagee within twenty (20) business days after the date that Mortgagee receives the applicable Insurance Proceeds or Net Award, as the case may be. Mortgagor shall, within twenty (20) business days following the date of delivery of a Restoration Election Notice, commence and diligently continue to perform the Restoration of that portion or portions of the Mortgaged Property and Equipment subject to such Destruction or affected by such Taking so that, upon the completion of the Restoration, the Mortgaged Property shall be in the same condition and shall be of at least equal utility for its intended purposes as the Mortgaged Property was immediately prior to such Destruction or Taking. Mortgagor shall so complete such Restoration with its own funds to the extent that the amount of any Net Award or Insurance Proceeds is insufficient for such purpose. In the event Mortgagee does not receive a Restoration Election Notice within such twenty (20) business day period, Mortgagee shall apply such Insurance Proceeds or Net Award to the payment of the Secured Obligations, in accordance with the provisions of the Indenture.

(iv) Restoration. In the event a Restoration is to be performed under this subsection IV(a)(iv), Mortgagee shall not release any part of the Net Award or the Insurance Proceeds except in accordance with the provisions of ' subsection IV (c[) (v) and Mortgagor shall, prior to commencing any work to effect a Restoration of the Mortgaged Property and the Equipment, promptly (but in no event later than sixty (60) days following any Destruction or Taking) furnish to Mortgagee:

    (A) complete plans and specifications (the "Plans and Specifications") for the Restoration;

    (B) an officer's certificate stating that all permits and approvals required by law to commence work in connection with the Restoration have been obtained;

    (C) a certificate (an "Architect's Certificate") of an independent, reputable architect or engineer acceptable to Mortgagee and licensed in the State (1) stating that the Plans and Specifications have been reviewed and approved by the signatory thereto, (2) containing such signatory's estimate (an "Estimate") of the costs of completing the Restoration, and (3) upon completion of such Restoration in accordance with the Plans and Specifications, the utility of the Mortgaged Property and the Equipment will be equal to or greater than the utility thereof immediately prior to the Destruction or Taking relating to such Restoration; and

    (D) if the Estimate exceeds the Insurance Proceeds or the Net Award, as the case may be, by $5,000,000 or more, an Additional Undertaking in an amount equal to not less than the Estimate less the amount of the Insurance Proceeds or the Net Award, as the case may be, then held by Mortgagee for application toward the cost of such Restoration.

Upon receipt by Mortgagee of each of the items required pursuant to clauses
(A) through (D) above, Mortgagee shall acknowledge receipt of the Plans and Specifications. Promptly upon such acknowledgment of receipt by Mortgagee, Mortgagor shall commence and diligently continue to perform the Restoration substantially in accordance with such Plans and Specifications and in material compliance with all Governmental Requirements, free and clear of all Liens except Excepted Liens. Mortgagor shall so complete such Restoration with its own funds to the extent that the amount of any Net Award or Insurance Proceeds is insufficient for such purpose.

    (v) Restoration Advances Following Destruction or Taking of Mortgaged Property. In the event Mortgagor performs a Restoration of the Mortgaged Property and Equipment as provided in subsection IV (a) (iv) , Mortgagee shall apply any Insurance Proceeds or Net Award held by Mortgagee on account of the Destruction or Taking to the payment of the cost of performing such Restoration pursuant to the relevant provisions of the Indenture. In the event there shall be any surplus after application of the Net Award or the Insurance Proceeds to Restoration of the Mortgaged Property and the Equipment, such surplus shall be paid by Mortgagor to the Mortgagee for application in accordance with the Indenture; provided, however, that if an Event of Default shall have occurred and be continuing, such surplus shall be applied by Mortgagee to the payment of the Secured Obligations. Notwithstanding anything to the contrary herein, if a Destruction or Taking of all or substantially all of the Mortgaged Property occurs on a date which is less than 12 months prior to Maturity, as such term is defined in the Indenture, all Insurance Proceeds and Net Awards shall be applied to the permanent repayment or prepayment of any Secured Obligations then outstanding in accordance with the Indenture.

    (r) Alterations mortgagor shall not make any material structural addition, modification or change (each, an "Alteration") to the Mortgaged Property or the Equipment, except as is necessary to achieve the contemplated use of the Mortgaged Property.

    (s)  Hazardous Material.

    (i) Mortgagor holds all Permits required to permit Mortgagor to conduct its business in the manner now or contemplated to be conducted and none of the Mortgagor I s operations are being conducted in a manner that violates the terms and conditions under which any such Permit was granted, including without limitation, under any Environmental Laws; all such Permits are valid and in full force and effect; and to the knowledge of Mortgagor, no suspension, cancellation, revocation or termination of any such Permit is threatened.

    (ii) There are no claims, actions, suits, proceedings or investigations pending or to the knowledge of Mortgagor, threatened, before any Governmental Authority or before any arbitrator brought by or against Mortgagor or with respect to any of the Mortgaged Property the basis of which is any Environmental Law.

    (iii) Mortgagor shall (A) comply with any and all applicable present and future Environmental Laws relating to the Mortgaged Property; (B) pay in a timely fashion the cost of any removal, response measure or corrective action relating to any Hazardous Materials required by any Environmental Law or any order, regulation, consent decree or similar agreement or instrument and keep the Mortgaged Property free of any Lien imposed pursuant to any Environmental Law; (C) not release, discharge or dispose of any Hazardous Materials on, under or from the Mortgaged Property in violation of any Environmental Law; (D) apply any insurance proceeds or other sums received by it in respect of the removal of any Hazardous Material or any other corrective action relating to any Hazardous Material to such removal or corrective action; and (E) not take, or fail to take any action with respect to any Environmental Laws or in connection with any Hazardous Materials that could reasonably be expected to result in the incurrence of any obligation or liability of Mortgagee or any other Secured Party. In the event Mortgagor fails to comply with the covenants in the preceding sentence, Mortgagee may, in addition to any other remedies set forth herein, but shall not be obligated to, as Mortgagee for and at Mortgagor's sole cost and expense cause to be taken, any remediation, removal, response or corrective action relating to Hazardous Materials that is required by Environmental Law and is not being done or contested by Mortgagor. Any costs or expenses incurred by Mortgagee for such purpose shall be immediately due and payable by Mortgagor and shall bear interest at the Note Rate. Mortgagor shall provide to Mortgagee and its agents and employees access to the Mortgaged Property to take any action required by Environmental Laws, or in connection with any Hazardous Materials, that could be expected to result in the incurrence of any obligation or liability of Mortgagee or any other Secured Party, if Mortgagor fails to do so and such action or removal is required under any Environmental Laws as provided above. Upon written request by Mortgagee, and which shall be made not more frequently than once in any six-month period or at any time that Mortgagee is exercising its remedies under this Mortgage, Mortgagee shall have the right, but shall not be obligated, at the sole cost and expense of Mortgagor, to conduct an environmental audit or review of the Mortgaged Property relating to the specific items as required in writing or relating to- the remedy that Mortgagee is exercising under this Mortgage by persons or firms appointed by Mortgagee, and Mortgagor shall cooperate in all reasonable respects in the conduct of such environmental audit or review, including, without limitation, by providing reasonable access to the Mortgaged Property and to all records relating thereto. Nothing contained herein shall result in Mortgagee or any other Secured Party being deemed an "owner" or "operator" under applicable Environmental Law.

    (iv) Mortgagor may at its own expense contest the amount or applicability of any of the obligations described in the first sentence of subsection IV(s)(iii) by appropriate legal proceedings, prosecution of which operates to prevent the enforcement thereof; provided, however, that (A) any such contest shall be conducted in good faith by appropriate legal proceedings promptly instituted and diligently conducted and (B) in connection with such contest, Mortgagor shall have made provision for the payment or performance of such contested obligation on Mortgagee's books if and to the extent required by generally accepted accounting principles then utilized by Mortgagor in the preparation of its financial statements, or shall have deposited with Mortgagee a sum sufficient to pay and discharge such obligation and Mortgagee's estimate of all interest and penalties related thereto. Notwithstanding the foregoing provisions of this subsection IV (s) (iv) , no contest of any such obligations may be pursued by Mortgagor if such contest would expose Mortgagee or any other Secured Party to any possible criminal liability, or any civil liability for failure to comply with such obligations.

    (t) Asbestos. Mortgagor shall not install nor permit to be installed in the Mortgaged Property asbestos or any asbestos containing material (collectively, "ACM") . With respect to any ACM currently present in the Mortgaged Property, Mortgagor shall comply with all federal, state or local laws, regulations or orders applicable to ACM located on the Mortgaged Property, all at Mortgagor's sole cost and expense. If Mortgagor shall fail so to comply with such laws or regulations, Mortgagee may, but shall not be obligated to, in addition to any other remedies set forth herein, take those steps reasonably necessary to comply with applicable law, regulations or orders. Any costs or expenses incurred by Mortgagee for such purpose shall be immediately due and payable by Mortgagor and bear interest at the Note Rate. Mortgagor shall provide to Mortgagee and its agents and employees reasonable access to the Mortgaged Property upon reasonable prior notice to remove such ACM if Mortgagor fails to do so; provided, however, that nothing contained herein shall obligate Mortgagee to exercise any rights under such license. Mortgagor shall indemnify and hold the Mortgagee or any other Secured Party harmless from and against all loss, cost, damage and expense that Mortgagee or any other Secured Party may sustain as a result of the presence in or on the Mortgaged Property of any ACM and any removal thereof.

    (u) Books and Records; Reports. Mortgagor shall keep proper books of record and account, which shall accurately represent the financial condition of Mortgagor and the business affairs of Mortgagor relating to the Mortgaged Property. Mortgagee and its authorized representatives shall have the right, from time to time, upon reasonable prior notice to examine the books and records of Mortgagor relating to the operation of the Mortgaged Property at the office of Mortgagor.

    (v) No Claims Against Mortgagee. Nothing contained in this Mortgage shall constitute any consent or request by Mortgagee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Mortgaged Property or any part thereof, nor as giving Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Mortgagee in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien of this Mortgage.

    (w) Utility Services. Mortgagor shall pay, or cause to be paid, when due all charges for all public or private utility services, all public or private rail and highway services, all public or private communication services, all sprinkler systems, and all protective services, any other services of whatever kind or nature at any time rendered to or in connection with the Mortgaged Property or any part thereof, shall comply in all material respects with all contracts relating to any such services, and shall do all other things reasonably required for the maintenance and continuance of all such services to the extent required to fulfill the obligations set forth in subsection IV(n).

    (x) Notwithstanding any provisions herein to the contrary, Mortgagor shall retain the right, at all times prior to foreclosure [or deed-in-lieu (dation en paiement) thereof], to exercise custody and control with respect to actions to be taken at the Mortgaged Property relating to the environmental condition thereof.

    (y) Prohibition of Construction of Unowned Improvements. Mortgagor shall not allow the construction of any improvements on the Land that will not be owned by Mortgagor ("'Unowned Improvements"), unless the owner of the Unowned Improvements shall execute a mortgage ("New Mortgage") bearing against the Unowned Improvements to further secure the Secured Obligations. The New Mortgage is to be: (i) in form and substance substantially similar to this Mortgage and acceptable to Mortgagee, (ii) a first Lien upon a good and merchantable title to the Unowned Improvements, and (iii) fully executed and filed for registry prior to (A) the filing of the Notice of any contract for the Unowned Improvements, as required by Louisiana Revised Statutes 9:4811, and (B) the beginning of the work for the Unowned Improvements, as defined by Louisiana Revised Statutes 9:482OA(2).

    (z) All of the representations and warranties contained in this Section or elsewhere in this Mortgage shall be true through and until the date on which all obligations of Mortgagor under this Mortgage and the Secured Obligations are fully paid or satisfied, and Mortgagor shall promptly notify Mortgagee of any event which would render any of said representations and warranties untrue or misleading.

       SECTION V - ASSIGNMENT OF LEASES, RENTS, ISSUES AND PROFITS

    (a) To further secure the full and punctual payment and performance of the Secured Obligations up to the Maximum Amount outstanding at any time and from time to time, the Mortgagor does hereby assign and pledge unto Mortgagee, and grant a continuing security interest in and to, subject to the terms and conditions hereof, all of the Mortgagor's estate, right, title and interest (the "Mortgagor's Interest") in the Leases and Rents including, without limitation, the following:

    (i) the immediate and continuing right to receive and collect Rents payable by all tenants or other parties pursuant to Leases;

    (ii) all claims, rights, powers, privileges and remedies of Mortgagor, whether provided for in any Lease or arising by statute or at law or in equity or otherwise, consequent on any failure on the part of any tenant to perform or comply with any term of any Lease;

    (iii) all rights to take all actions upon the happening of a default under any Lease as shall be permitted by such Lease or by law, including, without limitation, the commencement, conduct and consummation of proceedings at law or in equity; and

    (iv) the full power and authority, in the name of Mortgagor or otherwise, to enforce, collect, receive and receipt for any and all of the foregoing and to do any and all other acts and things whatsoever which Mortgagor or any landlord is or may be entitled to do under the Leases or by law.

    (b) Any Rents received by Mortgagee hereunder, after payment of all proper costs and charges, shall be applied to all amounts due and owing with respect to the Secured Obligations. Mortgagee shall be accountable to Mortgagor only for Rents actually received by Mortgagee pursuant to this assignment. The collection of such Rents and the application thereof shall not cure or waive any Event of Default or waive, modify or affect notice of an Event of Default or invalidate any act done pursuant to such notice.

    (c) So long as no Event of Default shall have occurred and be continuing, Mortgagor shall have a license to collect and apply the Rents and to enforce the obligations of tenants under the Leases. Immediately upon the occurrence and during the continuance of any Event of Default, the license granted in the immediately preceding sentence shall cease and terminate, with or without any notice, action or proceeding. Upon such Event of Default and during the continuance thereof, Mortgagee may (but shall not be obligated to) to the fullest extent permitted by the Leases (i) exercise any of Mortgagor's rights under the Leases, (ii) enforce the Leases, (iii) demand, collect, sue for, attach, levy, recover, receive, compromise and adjust, and make, execute and deliver receipts and releases for all Rents or other payments that may then be or may thereafter become due, owing or payable with respect to the Leases and (iv) generally do, execute and perform any other act, deed, matter or thing whatsoever that ought to be done, executed and performed in and about or with respect to the Leases, as fully as allowed or authorized by the Mortgagor's Interest.

    (d) During the continuance of each and every Event of Default, Mortgagor hereby irrevocably authorizes and directs the tenant under each Lease to pay directly to, or as directed by, Mortgagee all Rents accruing or due under its Lease. Mortgagor hereby authorizes the tenant under each Lease to rely upon and comply with any notice or demand from Mortgagee for payment of Rents to Mortgagee and Mortgagor shall have no claim against any tenant for Rents paid by such tenant to Mortgagee pursuant to such notice or demand.

    (e) Mortgagor at its sole cost and expense shall enforce all material provisions of the Leases in accordance with their terms. Neither this Mortgage nor any action or inaction on the part of Mortgagee shall release any tenant under any Lease, any guarantor of any Lease or Mortgagor from any of their respective obligations under the Leases or constitute an assumption of any such obligation on the part of Mortgagee. No action or failure to act on the part of Mortgagor shall adversely affect or limit the rights of Mortgagee under this Mortgage or, through this Mortgage, under the Leases.

    (f) All rights, powers and privileges of Mortgagee herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and Mortgagor shall not take any action under the Leases or otherwise which is inconsistent with this Mortgage or any of the terms hereof and any such action inconsistent herewith or therewith shall be void. Mortgagor shall, from time to time, upon request of Mortgagee, execute all instruments and further assurances and all supplemental instruments and take all such action as Mortgagee from time to time may request in order to perfect, preserve and protect the interests intended to be assigned to Mortgagee hereby.

    (g) Mortgagor shall not, unilaterally or by agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any of the Leases in any manner which would violate this Mortgage. If the Leases shall be amended as permitted hereby, they shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto.

     (h) Nothing contained herein shall operate or be construed to (I) obligate Mortgagee to perform any of the terms, covenants or conditions contained in the Leases or otherwise to impose any obligation upon Mortgagee with respect to the Leases (including, without limitation, any obligation arising out of any covenant of quiet enjoyment contained in the Leases in the event that any tenant under a Lease shall have been joined as a party defendant in any action by which the estate of such tenant shall be terminated) or (ii) place upon Mortgagee any responsibility for the operation, control, care, management or repair of any portion of the Mortgaged Property.

    (i) The assignment of Leases and Rents contained in this Section V is made pursuant to provisions of La. R.S. 9:4401 et sea.

                      SECTION VI - EVENTS OF DEFAULT

(a) Events of Default. As used in this Mortgage, "Event of Default" shall mean:

    (i)  The occurrence of an Event of Default under the Indenture, or

    (ii)  A breach or violation of the terms of this Mortgage,

    or

   (iii) If any representation or warranty made by the Mortgagor proves to have been incorrect in any material respect, or

    (iv) A writ or warrant of executory process, fieri facias, attachment or any similar process being issued by any court against the Mortgaged Property, and such writ or warrant is not released or bonded within ten (10) days after its entry.

    (b) Remedies. Upon the occurrence and during the continuance of any Event of Default, in addition to any other rights and remedies Mortgagee may have pursuant to this Mortgage or as provided by law, the Mortgagee may declare the entire principal amount of the Secured Obligations then outstanding including interest accrued thereon to be immediately due and payable without presentment, demand, protest, notice of protest or dishonor or other notice of default of any kind, all of which are hereby expressly waived by the Mortgagor, and without limitation, Mortgagee may take such action, without notice or demand, as it deems advisable and is permitted by law to protect and enforce its rights against Mortgagor and in and to the Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner and order as Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Mortgagee, except to the extent otherwise provided by law:

    (i)

    (A) Mortgagee shall have the right and option to proceed with foreclosure of the Mortgaged Property in such manner as permitted or required by applicable law relating to the sale of real estate and exercise all rights of a secured party under the UCC whether relating to the sale of collateral after default by a debtor, or otherwise,(as such applicable laws and UCC now exist or as may be hereafter amended)or by any other present or subsequent articles or enactments relating to the sale of real estate or collateral.

    (B) Mortgagor agrees to surrender possession of the hereinabove described Mortgaged Property to the purchaser at the aforesaid sale, immediately after such sale, in the event such possession has not previously been surrendered by Mortgagor. The right of sale hereunder shall not be exhausted by one or more such sales, and Mortgagee may cause to occur other and successive sales until all of the Mortgaged Property be legally sold or all of the Secured Obligations shall have been paid.

    (ii)

    (A) Upon the occurrence and during the continuance of any Event of Default, Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver or keeper pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from the date of making such advance by Mortgagee until paid at the Note Rate, all of which shall constitute a portion of the Secured Obligations and shall be secured by this Mortgage and by any other instrument securing the Secured Obligations.

    (B) Mortgagor agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude Mortgagor, its successors or assigns, and all persons claiming under Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, Mortgagee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of Mortgagor, in the name, place and stead of Mortgagor, or otherwise as Mortgagee shall deem best. All costs, expenses and liabilities of every character incurred by Mortgagee in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from date of expenditure until paid at the Note Rate, all of which shall constitute a portion of the Secured Obligations and shall be secured by this Mortgage and by any other instrument securing the Secured Obligations. In connection with any action taken by Mortgagee pursuant to this subsection (ii), Mortgagee shall not be liable for any loss sustained by Mortgagor resulting from any act or omission of Mortgagee in administering, managing, operating or controlling the Mortgaged Property, including a loss arising from the ordinary negligence of Mortgagee, unless such loss is caused by its own gross negligence or willful misconduct and bad faith, nor shall Mortgagee be obligated to perform or discharge any obligation, duty or liability of Mortgagor.

    (C) Mortgagor shall and does herein agree to indemnify Mortgagee for, and to hold Mortgagee harmless from, any and all liability, loss or damage which may or might be incurred by Mortgagee by reason of this Mortgage or the exercise of rights or remedies hereunder, including a loss arising from the ordinary negligence of the Mortgagee, except as such liability, loss or damage is occasioned by the gross negligence or willful misconduct of such party; should Mortgagee make any expenditure on account of any such liability, loss or damage, the amount thereof, including costs, expenses and reasonable attorneys, fees, shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from the date expended until paid at the Note Rate, shall be a part of the Secured Obligations and shall be secured by this Mortgage and any other instrument securing the Secured Obligations.

    (D) Mortgagor hereby assents to, ratifies and confirms any and all actions of Mortgagee with respect to the Mortgaged Property taken under this paragraph (ii).

    (iii) Every right, power and remedy herein given to Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

    (iv) To the extent permitted under applicable law, Mortgagee shall have the right (but shall not be obligated to) to become the purchaser at any sale held by any receiver or public officer, whether by judicial procedure or otherwise, and shall have the right (but shall not be obligated to) to have all or any part of the Secured Obligations then owing credited against the amount of the bid made by Mortgagee at such sale.

    (v) Upon any sale, whether or by virtue of judicial proceedings or otherwise, it shall not be necessary for any public officer acting under execution or order of court to have physically present or constructively in his or her possession any of the Mortgaged Property, and Mortgagor hereby agrees to deliver all of such personal property to the purchasers at such sale on the date of sale, and if it should be impossible or impracticable to make actual delivery of such property, then the title and right of possession to such property shall pass to the purchaser at such sale as completely as if such property had been actually present and delivered.

    (vi) Upon any sale, whether made or by virtue of judicial proceedings or otherwise, the receipt of the officer making a sale under judicial proceedings, shall be a sufficient discharge to the purchaser or purchasers at any sale for his or her or their purchase money, and such purchaser or purchasers, his or her or their assigns or personal representatives, shall not,-after paying such purchase money and receiving such receipt of such officer therefor, be obliged to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

    (vii)

    (A) Any sale or sales of the Mortgaged Property or any part thereof, whether under and by virtue of judicial proceedings or otherwise, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of Mortgagor of, in and to the Premises and the Mortgaged Property sold, and shall be a perpetual bar, both at law and in equity, against Mortgagor, its successors and assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through or under Mortgagor, its successors and assigns; and Mortgagor, if requested by Mortgagee to do so, shall join in the execution and delivery of all proper conveyances,, assignments and transfers of the properties so sold.

    (B) The proceeds of any sale of the Mortgaged Property or any part thereof and all other moneys received by Mortgagee in any proceedings for the enforcement hereof, whose application has not elsewhere herein been specifically provided for, shall be applied first, to the payment of all expenses incurred by Mortgagee incident to the enforcement of this Mortgage or any of the Secured Obligations (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees and reasonable attorneys' fees), and to the payment of all other charges, expenses, liabilities and advances incurred or made by Mortgagee under this Mortgage; and then to the payment of the Secured Obligations in such order and manner as is determined by Mortgagee in its sole discretion.

    (C) Mortgagee may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of any of the Secured Obligations secured hereby, in whole or in part, and in such portions and in such order as may seem best to Mortgagee in its sole discretion and any such action shall not in anywise be-considered as a waiver of any of the rights, benefits or Liens created by this Mortgage.

    (D) Mortgagor agrees, to the full extent that it may lawfully so agree, that it will not at any time insist upon or plead or in any manner whatever claim or take the benefit or advantage of any appraisement, valuation, stay, extension or redemption law now or hereafter in force, in order to prevent or hinder the enforcement or foreclosure of this Mortgage or the absolute sale of the Mortgaged Property or the possession thereof by any purchaser at any sale made pursuant to any provision hereof, or pursuant to the decree of any court of competent jurisdiction; but Mortgagor, for itself and all who may claim through or under it, so far as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws. Mortgagor, for itself and all who may claim through or under it, waives any and all right to have the property included in the Mortgaged Property marshaled upon any foreclosure of the Lien hereof, and agrees that any court having jurisdiction to foreclose such Lien may sell the Mortgaged Property as an
entirety.   If any law referred to herein and now in force, of which
Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

(E) If the proceeds of any sale or other lawful disposition of the Mortgaged Property by Mortgagee are insufficient to pay the Secured Obligations, then Mortgagor shall pay or cause to be paid any deficiency.

    (viii) Without in any manner limiting the generality of any of the other provisions of this Mortgage; (A) some portions of the goods described or to which reference is made herein are or are to become fixtures on the Land described or to which reference is made herein; (B) the security interests created hereby under the UCC will, to the extent not covered by the mortgage created herein, attach to minerals including oil and gas; (C) this Mortgage may be filed as a financing statement; and (D) Mortgagor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

    (ix) The Mortgaged Property may be sold in one or more parcels or as a whole and in such manner and order as Mortgagee, in its sole discretion, may determine.

    (x) For purposes of Louisiana executory process, Mortgagor acknowledges the Secured Obligations secured hereby, whether now existing or to arise hereafter, and confesses judgment thereon if not paid when due, including, but not limited to, principal, interest, late charges, attorneys' fees, court costs, and any and all other sums due from Mortgagor to Mortgagee. Upon the occurrence of an Event of Default hereunder and at any time thereafter so long as the same shall be continuing, and in addition to all other rights and remedies granted Mortgagee hereunder, it shall be lawful for and Mortgagor hereby authorizes Mortgagee without making a demand or putting Mortgagor in default, a putting in default being expressly waived, to cause all and singular the Mortgaged Property to be seized and sold, Mortgagor-waiving the benefit of any and all laws or parts of laws relative to appraisement of property, seized and sold under executory process or other legal process, and consenting that the Mortgaged Property be sold without appraisement, either in its entirety or in lots or parcels, as Mortgagee may determine, to the highest bidder for cash or on such other terms as the plaintiff in such proceedings may direct. In addition, Mortgagee shall have all of the rights and remedies available to it under this Mortgage, as a mortgagee under Louisiana law or as a secured party under the UCC, then in effect.

    (xi)  Mortgagor hereby waives in favor of the Mortgagee:

    (A) the benefit of appraisement provided for in Articles 2332, 2336, 2723 and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same;

    (B) the demand f or payment and three (3) days notice of demand for payment as provided in Articles 2639 and 2721 of the Louisiana Code of Civil Procedure;

    (C) the notice of seizure provided by Articles 2293 and 2721 of the Louisiana Code of Civil Procedure; and

    (D) the three (3) days delay provided for in Articles 2331 and 2722 of the Louisiana Code of Civil Procedure;

    (E) the benefit of the other provisions of Articles 2331, 2722 and 2723 of the Louisiana Code of Civil Procedure, not specifically mentioned above; and

    (F) any and all exemptions of seizure or otherwise to which Mortgagor is or may be entitled under the constitution and statutes of the State of Louisiana insofar as the Mortgaged Property is concerned.

    (xii) In the event the Mortgaged Property, or any part thereof, is seized as an incident to an action for the recognition or enforcement of this Mortgage by executory process, ordinary process, sequestration, writ of fieri facias or otherwise, the Mortgagor and the Mortgagee agree that the court issuing any such order shall, if petitioned for by Mortgagee, direct the applicable sheriff to appoint as a keeper of the Mortgaged Property, the Mortgagee or any agent designated by Mortgagee or any person named by Mortgagee at the time such seizure is effected, without bond. This designation is pursuant to Louisiana Revised Statutes 9:5136 through 5140.2, inclusive, as the same may be amended, and the Mortgagee shall be entitled to all the rights and benefits afforded thereunder. It is hereby agreed that the keeper shall be entitled to receive as compensation, in excess of its reasonable costs and expenses incurred in the administration or preservation of the Mortgaged Property, an amount equal to 5% of the gross revenues of the Mortgaged Property, which shall be included in the Secured Obligations secured by this Mortgage. The designation of keeper made herein shall not be deemed to require the Mortgagee to provoke the appointment of such a keeper.

    (xiii) Any and all declarations of facts made by authentic act before a notary public in the presence of two witnesses by a person declaring that such facts lie within his knowledge, shall constitute authentic evidence of such facts for the purpose of executory process. The Mortgagor specifically agrees that such an affidavit by a representative of the Mortgagee as to the existence, amount, terms and maturity of the Secured Obligations and of a default thereunder shall constitute authentic evidence of such facts for the purpose of executory process.

Mortgagee's exercise of the foregoing remedies will not be construed to constitute Mortgagee as a mortgagee in possession of the Mortgaged Property nor to obligate Mortgagee to take any action or to incur expenses or perform or discharge any obligation, duty or liability of Mortgagor under any lease, or for the control, care, management, or repair of the Mortgaged Property; nor will it operate to make Mortgagee responsible or liable for any waste committed on the Mortgaged Property by any Person or for any dangerous or defective condition of the Mortgaged Property, or for any act or omission relating to the management, upkeep, repair, or control of the Mortgaged Property that results in loss or injury or death to any Person.

                     SECTION VII - CERTAIN DEFINITIONS

As used herein, the following terms shall have the following meanings:

    "Additional Undertaking" shall mean (a) cash or cash equivalents or (b) a Surety Bond, an Additional Undertaking Guarantee or an Additional Undertaking Letter of Credit which is provided by a Person whose long-term unsecured debt is rated at least "AA" (or equivalent) by a nationally recognized statistical rating agency and is otherwise satisfactory to Mortgagee. Additional Undertakings shall be addressed directly to Mortgagee and shall name Mortgagee as the beneficiary thereof and the party entitled to make claims thereunder.

    "Additional Undertaking Guarantee" shall mean the unconditional guarantee of payment of any corporation or partnership organized and existing under the laws of the United States of America or any State or the District of Columbia or Canada or province thereof that has a long-term unsecured debt rating satisfactory to Mortgagee at the time such guarantee is delivered, given to Mortgagee, accompanied by an opinion of counsel to such guarantor to the effect that such guarantee has been duly authorized, executed and delivered by such guarantor and constitutes the legal, valid and binding obligation of such guarantor enforceable against such guarantor by Mortgagee in accordance with its terms, subject to customary exceptions at the time for opinions for such instruments, together with an opinion of counsel to the effect that, taking into account the purpose under this Mortgage for which such guarantee will be given, such guarantee and accompanying opinion are responsive to the requirements of this Mortgage.

"ADDITIONAL UNDERTAKING LETTER OF CREDIT" shall mean a clean, irrevocable, unconditional letter of credit in favor of Mortgagee and entitling Mortgagee to draw thereon in The City of New York issued by a bank satisfactory to Mortgagee, accompanied by an opinion of counsel to such bank to the effect that such letter of credit has been duly authorized, executed and delivered by such bank and constitutes the legal, valid and binding obligation of such bank enforceable against such bank by Mortgagee in accordance with its terms subject to customary exceptions at the time for opinions for such instruments, together with an opinion of counsel to the effect that, taking into account the purpose under - this Mortgage for which such letter of credit will be given, such letter of credit and accompanying opinion are responsive to the requirements of this Mortgage.

"COLLATERAL ACCOUNT" shall have the meaning set forth in the Indenture.

"ENVIRONMENTAL LAW" or "ENVIRONMENTAL LAWS" means any and all present and future statutes, rules, regulations, orders, administrative orders, judicial orders, judgments, judicial decisions, decrees, laws, rulings, permits, licenses, certificates, codes and ordinances from any and all federal, state, parish, district, municipal, city, local and other legislative bodies, courts, boards, agencies, administrative agencies, commissions, bodies, councils, offices and authorities of any nature whatsoever in any way relating to or applicable to (a) the protection of health, safety, and the indoor and outdoor environment, (b) the conservation, management, and use of natural resources and wildlife, (c) the protection and use of surface water and groundwater, (d) the management, manufacture, possession, presence, use, generation, transportation, treatment, storage, disposal, release, threatened release, abatement, removal, remediation or handling of, or exposure to, any Hazardous Materials (as defined herein), and (e) pollution (including any release to air, land, surface water, and groundwater), and includes, but is not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. 559601 et seq., the Solid Waste Disposal Act, as amended by the Resources Conservation and Recovery Act of 1976 and the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. Sec.'s 6901 et seq., the Federal Water Pollution Control Act, 33 U.S.C. Sec.'s 1251 et seq., the Clean Air Act, 42 U.S.C. 557401 et seq., the Toxic Substances Control Act, 15 U.S.C. 552601 et seq., the Coastal Zone Management Act of 1972, 16 U.S.C. Sec.'s 51451, et seq., the Endangered Species Act of 1973, 16 U.S.C. 551531, et seq., the Coastal Wetlands Planning, Protection and Restoration Act, 16 U.S.C. Sec.'s 3951, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. 551801 et seq., the Occupational Safety and Health Act of 1970, 29 U.S.C. Sec.'s 651 et seq., the Oil Pollution Act of 1990, 33 U.S.C. Sec.'s 52701 et seq., the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sec.'s 11001 et seq., the National Environmental Policy Act of 1969, 42 U.S.C. 554321 et seq., the Noise Control Act of 1972, 42 U.S.C. Sec.'s 4901, et seq., the Safe Drinking Water Act,' 42 U.S.C. Sec.'s 5300(f) et seq., the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Sec.'s 136 et seq., any and all similar or related state laws and regulations, including, but not limited to, the Louisiana Environmental Quality Act, La. R.S. Sec.'s 30:2001 et seq., the State and Local Coastal Resources Management Act of 1978, La. R. S. Sec.'s 549:214.21 et seq., the Louisiana Coastal Wetlands Conservation and Restoration Act, La. R.S. Sec.'s 49:214.1 et seq., the Louisiana Abandoned Oilfield Waste Site Law, La. R.S. Sec.'s 30:71 et seq., the Louisiana Oilfield Site Restoration Law, La. R. S. Sec.'s 30:80 et seq., the Louisiana Hazardous Materials Transportation and Motor Carrier Safety Act, La. R.S. Sec.'s 532:1501 et seq., the Louisiana Pesticide Law, La. R.S. Sec.'s 3:3301 et seq., the Natural Resources and Energy Act of 1973 and the Louisiana Hazardous Liquid Pipeline Law, La. R.S. Sec.'s 30:501 et seq., the Surface Mining and Reclamation Act, La. R.S. Sec.'s 30:901 et seq., the Threatened and Endangered Species Conservation Law, La. R.S. 5556:1901 et seq., any and all similar, implementing or successor laws, and any and all amendments, rules, regulations orders and directives issued thereunder or relating thereto.

"EXCEPTED-LIENS" shall mean those Liens listed on Exhibit A attached hereto.

"GOVERNMENTAL AUTHORITY" shall include the country, the state, parish, city and political subdivisions in which any Person or such Person's Property is located or which exercises valid jurisdiction over any such Person or such Person's Property, and any court, agency, department, commission, board, bureau or instrumentality of any of them including monetary authorities which exercises valid jurisdiction over any such Person or such Person's Property. Unless otherwise specified, all references to Governmental Authority herein shall mean a Governmental Authority having jurisdiction over, where applicable, Mortgagor or Mortgagee or any other Secured Party.

"GOVERNMENTAL REQUIREMENT" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, including, without limitation, Environmental Laws, energy regulations and occupational safety and health standards or controls, of any Governmental Authority.

"HAZARDOUS MATERIALS" means any and all hazardous or toxic chemicals, waste, by-products, pollutants, contaminants, compounds, products or substances, including, without limitation, medical waste, biological waste, asbestos (including asbestos containing materials or substances), polychlorinated byphonyls, petroleum (including crude oil or any fraction thereof, petroleum derivatives, and petroleum by-products), any and all materials of any and every kind, the exposure to, or manufacture, possession, presence, use, generation, storage, transportation, treatment, spill, release, disposal, abatement, clean-up, removal, remediation or handling of which, either by itself or in combination with other materials located or expected to be on or near the Mortgaged Property, (a) is prohibited, controlled or regulated by any Environmental Law, (b) poses a threat or nuisance to health, safety, welfare, the environment, or the Mortgaged property, (c) due to its characteristics or interaction with one or more other substances, wastes, chemicals, compounds or mixtures, damages or threatens to damage health, safety, or the environment or is required to be remediated by any law, including, but not limited to, Environmental Laws, (d) is hazardous, toxic, ignitable, radioactive, corrosive, or reactive and which is regulated by any law, including, but not limited to, Environmental Laws, (e) is regulated or monitored by any governmental authority, or (f) is a basis for potential liability of Mortgagor to any governmental authority or third party under any Environmental Law or any other applicable law, rule, judgment, order or regulation. Hazardous Materials shall include, but are not limited to, hydrocarbons, petroleum, gasoline, crude oil and any products or byproducts thereof.

"HOLDER" or "NOTEHOLDER" shall mean the person in whose name the Notes, or any one of them is officially registered from time to time pursuant to the terms of the Indenture.

"LIEN" shall mean any interest in the Mortgaged Property owed to, or a claim by a Person, whether such interest is based on law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. The term "LIEN" shall also include reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting the Mortgaged Property.

"MATERIAL ADVERSE EFFECT" shall mean, as to any Person, asset or Property, a material adverse effect on the business, assets, properties, condition (financial or other), operations or results of operations of such Person, asset or Property, which effect is not adequately and effectively insured or indemnified against by a financially sound insurance company, and excepting effects arising solely out of general national economic conditions and/or effects arising solely out of matters affecting the industry in which such Person, asset or Property conducts business a whole.

"NOTE RATE" shall mean the rate borne by the Notes, that is 11-1/2% per annum.

"NOTEHOLDER" see "HOLDER"

"PERSON" shall mean any individual, corporation, company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

"PROPERTY" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

"STATE" shall mean the state where the Land is located.

"SURETY BOND" shall mean a clean irrevocable surety bond or credit insurance policy in favor of Mortgagee issued by an insurance company the claims paying ability rating of which at the time such surety bond or credit insurance policy is delivered is satisfactory to Mortgagee, accompanied by an opinion of counsel to such insurance company to the effect that such surety bond or credit insurance policy has been duly authorized, executed and delivered by such insurance company and constitutes the legal, valid and binding obligation of such insurance company enforceable against such insurance company by Mortgagee in accordance with its terms subject to customary exceptions at the time for opinions for such instruments, together with an opinion of counsel to the effect that, taking into account the purpose under this Mortgage for which such surety bond will be given, such surety bond and accompanying opinions are responsive to the requirements of this Mortgage.

"Trust Money" shall mean those certain proceeds set forth in subsections IV(a)(i) and IV(a)(ii).

                        SECTION VIII - MISCELLANEOUS

    (a) CHOICE OF LAW. The terms and provisions of this Mortgage and the enforcement hereof shall be governed by and construed in accordance with the laws of the State of Louisiana.

    (b) SEVERABILITY. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall-be liberally construed in favor of Mortgagee in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. If any part of the Secured Obligations cannot be lawfully secured by this Mortgage or if any part of the Mortgaged Property cannot be lawfully subject to the Lien and security interest hereof to the full extent of such Secured Obligations, then all payments made shall be applied on said Secured Obligations first in discharge of that portion thereof which is not secured by this Mortgage.

    (c) CONSTRUCTION OF THIS INSTRUMENT. This instrument may be construed as a mortgage, assignment, security agreement, fixture filing, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the Lien hereof and the purposes and agreements herein set forth.

    (d) CAPTIONS; GENDER AND NUMBER. The captions and section headings of this Mortgage are for convenience only and are not to be used to define the provisions hereof. The term "Mortgagee" as used herein shall mean and include any successors to or assigns of First Trust National Association in its capacity as Indenture Trustee under the Indenture. The terms used to designate Mortgagee and Mortgagor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties. All terms contained herein shall be construed, whenever the context of this Mortgage so requires, so that the singular includes the plural and so that the masculine includes the feminine.

    (e) RIGHTS OF MORTGAGEE. The Lien, security interest and other security rights of Mortgagee hereunder shall not be impaired by any indulgence, moratorium or release granted by Mortgagee, including, but not limited to, any renewal, extension or modification with respect to any Secured Obligation, or any surrender, compromise, release, renewal, extension, exchange or substitution which Mortgagee may grant in respect of the Mortgaged Property, or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any Secured obligation.

    (f) WAIVER OF AN EVENT OF DEFAULT. Mortgagee may waive any Event of Default without waiving any other prior or subsequent Event of Default. Mortgagee may remedy any Event of Default without waiving the Event of Default remedied. No single or partial exercise by Mortgagee of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Mortgagee and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor if any case shall of itself entitle Mortgagor to any other or further notice of demand in similar or other circumstances. Acceptance by Mortgagee of any payment in an amount less than the amount then due on any Secured Obligations shall be deemed an acceptance on account only and shall not in any way excuse the existence of an Event of Default hereunder.

    (g) SUCCESSOR MORTGAGOR. In the event the ownership of the Mortgaged Property or any part thereof becomes vested in a person other than Mortgagor, Mortgagee may, without notice to Mortgagor, deal with such successor or successors in interest with reference to this Mortgage and the Secured Obligations in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the Secured Obligations or performance of the obligations secured hereby. No transfer of the Mortgaged Property, no forbearance on the part of Mortgagee and/or any other Secured Party, and no extension of the time for the payment of the Secured Obligations, in whole or in part, shall affect the liability of Mortgagor or any other person hereunder or for obligations secured hereby.

    (h)  LEFT BLANK INTENTIONALLY

    (i) COVENANTS RUNNING WITH THE LAND. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal-representatives, successors and assigns of the parties hereto.

    (j) NOTICES. All notices requests, demands and other communications provided for or permitted hereunder shall be in writing (including telex and telecopy communications) and shall be sent by mail, telex, telecopier or hand delivery:

        If to Mortgagor, to the following address:

              C-M of Louisiana, Inc.
              711 Casino Magic Drive
              Bay St. Louis, Mississippi 39520
              Attention:    Robert A. Callaway

        With a copy to:

              Daniel K. Rester, Esq.
              Hoffman Sutterfield Ensenat
              P. 0. Drawer 4407
              2431 South Acadian Thruway, Suite 600
              Baton Rouge, Louisiana 70821-4407

        If to Mortgagee, to the following address:

              First Trust National Association
              180 East Fifth Street
              St. Paul, Minnesota 55101
              Attention:    Scott Strodthoff

        With a copy to:

              Mark G. Rabogliatti, Esq.
              Oppenheimer Wolff & Donnelly
              Plaza VII
              45 South Seventh Street, Suite 3400
              Minneapolis, Minnesota 55402

All such notices, requests, demands and communications shall be deemed to have been duly given or made, when delivered by hand or five (5) business days after being deposited in the mail, postage paid, when telexed answer back received and when telecopied, receipt acknowledged. Any party hereto may change its address set forth in this subsection (1) by notice to the other parties given in accordance with the provisions of this subsection
(1).

    (k) MORTGAGEE'S CONSENT. Except where otherwise expressly provided herein, in any instance hereunder where the approval, consent or the exercise of judgment of Mortgagee is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of Mortgagee, and Mortgagee shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or Mortgagee's judgment.

    (l) FORECLOSURE. In the event there is a foreclosure sale hereunder, and at the time of such sale Mortgagor or Mortgagor's successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property in any court having jurisdiction. The purchaser or purchasers at foreclosure shall have the right to affirm or disaffirm any lease of the Mortgaged Property or any part thereof.

    (m) REIMBURSEMENT. Mortgagor shall reimburse Mortgagee, upon demand, for all fees, including reasonable attorneys' fees, costs and expenses incurred by Mortgagee in connection with the administration and enforcement of this Mortgage and/or the Secured Obligations. If any action or proceedings, including, without limitation, bankruptcy or insolvency proceedings, is commenced to which action or proceeding Mortgagee is made a party or in which it becomes necessary to defend or uphold the Lien or validity of this Mortgage, Mortgagor shall, upon demand, reimburse Mortgagee for all expenses (including, without limitation, attorneys, and agents' fees and disbursement) incurred by Mortgagee in such action or proceedings. In any action or proceeding to foreclose this Mortgage or to recover or collect the Secured Obligations, the provisions of law relating to the recovery of costs, disbursements and allowances shall prevail unaffected by this covenant. Mortgagor's obligations under this subsection VIII (M) shall survive the satisfaction of this Mortgage and the discharge of Mortgagor's other obligations hereunder.

    (n)  WAIVER OF STAY.

         (i) Mortgagor agrees that in the event that Mortgagor or any property or assets of Mortgagor shall hereafter become subject of a voluntary or involuntary proceeding under the Bankruptcy Code or Mortgagor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Bankruptcy Code or any similar provision in any such law is applicable, then, in any such case, whether or not Mortgagee has commenced foreclosure proceedings under this Mortgage, Mortgagee shall be entitled to relief from any such automatic stay as it relates to the exercise of any of the rights and remedies (including, without limitation, any foreclosure proceedings) available to Mortgagee as provided in this Mortgage or in any other document evidencing or securing the Secured Obligations.

         (ii) Mortgagee shall have the right to petition or move any court having Jurisdiction over any proceeding described in subsection VIII(n)(i) for the purposes provided therein, and Mortgagor agrees (a) not to oppose any such petition or motion and (b) at Mortgagor's sole cost and expense, to assist and cooperate with Mortgagee, as may be requested by Mortgagee from time to time, in obtaining any relief requested by Mortgagee, including, without limitation, by filing any such petitions, supplemental petitions, requests for relief, documents, instruments or other items from time to time requested by Mortgagee or any such court.

    (o) Waiver of Jury Trial. To the extent permitted by law, Mortgagor hereby knowingly, voluntarily and intentionally waives any rights it may have to a trial by jury in the respect of any litigation based hereon, or directly or indirectly arising out of, under or in connection with, this Mortgage or any course of conduct, course of dealing, statements (whether verbal or written) or actions of Mortgagor or Mortgagee.

    (p)  LEFT BLANK INTENTIONALLY

    (q) ACCEPTANCE. The acceptance of this Mortgage by Mortgagee is presumed, and therefore this Mortgage has not been executed and need not be executed by Mortgagee.

    (r) PROVISIONS OF THE INDENTURE. Notwithstanding anything to the contrary contained in this Mortgage, it is the understanding of the parties hereto that any actions by Mortgagee are subject to the provisions of the Indenture; provided that (i) the provisions of this Mortgage shall govern and control to the extent any provision of the Indenture would negate or adversely affect the enforceability, validity, perfection or priority of the Lien or security interest created by this Mortgage, and (ii) the provisions of Sections I, II, III and V hereof shall govern and control in the event of a conflict with the Indenture.

    (s) ENVIRONMENTAL INDEMNITY. The Mortgagor will defend, indemnify and hold Mortgagee and any other Secured Party and their directors, officers, agents and employees harmless from and against all claims, demands, causes of action, liabilities, losses, costs and expenses (including, without limitation, costs of suit, reasonable attorneys' fees and fees of expert witnesses) arising from or in connection with (i) the presence in, on or under or the removal from the Mortgaged Property of any hazardous substances or solid wastes (as defined elsewhere in this Mortgage), or any releases or discharges of any hazardous substances or solid wastes on, under or from such property, (ii) any activity carried on or undertaken on or off the Mortgaged Property, whether prior to or during the term of this Mortgage, and whether by Mortgagor or any predecessor in title or any officers, employees, agents, contractors or subcontractors of Mortgagor or any predecessor in title, or any third persons at any time occupying or present on the Mortgaged Property, in connection with the handling, use, generation, manufacture, treatment, removal, storage, decontamination, clean-up, transport or disposal of any hazardous substances or solid wastes at any time located or present on or under the Mortgaged Property, (iii) the Mortgagor exercising its rights, whether under subsections IV(s)(iii) or IV(t), or otherwise, including, but not limited to, the taking of any remediation, removal, response or corrective action relating to Hazardous Materials on the Mortgaged Property or the conducting of an environmental audit or review of the Mortgaged Property or taking steps reasonably necessary to comply with applicable law, regulations or orders, or (iii) any breach of any representation, warranty or covenant under the terms of this Mortgage. The foregoing indemnity shall further apply to any residual contamination on or under the Mortgaged Property, or affecting any natural resources, and to any contamination of the Mortgaged Property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such hazardous substances or solid wastes, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. Without prejudice to the survival of any other agreements of the Mortgagor hereunder, the provisions of this Section shall survive the final payment and performance of the Secured Obligations and the termination of this Mortgage and shall continue thereafter in full force and effect.

    (t) CONTEMPLATED USE. The use of the phrases "contemplated use" and "contemplated to be conducted" herein refers to the plans of the Mortgagor to construct or have constructed and operate or have operated on the Mortgaged Property a berthing facility for vessels, a land based boarding facility, parking lot(s), restaurant(s), hotel and entertainment complex and ancillary activities related thereto.

    (u) CERTIFICATES. The production of mortgage, conveyance, tax research or other certificates is waived by consent, and the Mortgagor and the Mortgagee agree to hold me, Notary, harmless for failure to procure and attach same.

    THUS DONE AND PASSED, on the date first above written, in the presence of the undersigned competent witnesses, who hereunto sign their names with Mortgagor and me, Notary, after due reading of the whole.

    WITNESSES:                        C-M OF LOUISIANA, INC.  MORTGAGOR

                                      BY: /s/  ROBERT A. CALLAWAY
/s/                                   NAME: ROBERT A. CALLAWAY
                                      TITLE: SECRETARY
/s/


                        /S/ BERNARD H. BERINS
                  BERNARD H. BERINS, NOTARY PUBLIC

                              EXHIBIT  "A"
                              EXCEPTED LIENS

None

                    UNANIMOUS WRITTEN CONSENT OF THE SOLE
                    SHAREHOLDER OF C-M OF LOUISIANA, INC.

    The undersigned, the sole shareholder of C-M of Louisiana, Inc. having voting power on the matters set forth herein, hereby consents, pursuant to
Section 76 of the Louisiana Business Corporation Law, to the following corporate action:

WHEREAS, this corporation is a business corporation organized under the laws of the State of Louisiana, and under its Charter and said laws has full power and authority to assign, transfer, sell and deliver its own property; to borrow money and to secure payment of the same by mortgage or pledge of its own property, or otherwise, and all prerequisite steps and proceedings, acts and things preliminary to the adoption of these resolutions have been taken and done in due and proper form, time and matter.

WHEREAS, on the 21st day of February, 1996 a Stock Purchase Agreement ("Stock Purchase Agreement") was entered into among Casino Magic Corp. ("Magic"), a Minnesota corporation, Jefferson Casino Corporation ("JCC"), a Louisiana Corporation, this corporation, Capital Gaming International, Inc. ("CGII"), a New Jersey corporation and Casino Magic of Louisiana, Corp., a Louisiana corporation ("Casino Magic Louisiana" and together with CGII, "Sellers"), with respect to the purchase by Magic, through JCC or another of its wholly owned subsidiaries to which the Stock Purchase Agreement is assigned in accordance with Paragraph 9 therein, of all of the newly issued capital stock of reorganized Casino Magic Louisiana, which owns the Crescent City Queen riverboat, the associated Louisiana riverboat gaming license issued by the Louisiana Department of Public Safety and Corrections, Riverboat Gaming Enforcement Division of the Office of State Police and certain related assets.

WHEREAS, this corporation has agreed to enter, along with others, into that certain Indenture dated as of the 13th day of May, 1996 by and among Casino Magic Louisiana, as issuer, the Guarantors named therein, and First Trust National Association, as Trustee, in the amount of $35,000,000.00
("Indenture").

WHEREAS, pursuant to Article XII of the Indenture, this corporation will guarantee (such guaranty by this corporation being hereinafter referred to as the "Guarantee") to the Noteholder(s) (as defined in the Indenture) and to First Trust National Association, inter alia, the Notes (as defined in the Indenture) or the obligations of Casino Magic Louisiana under the Indenture, the Notes, and the other Collateral Documents (as defined in the Indenture).

WHEREAS, an affiliate of this corporation, JCC will also, pursuant to
Article XII of the Indenture, guarantee the Notes or the obligations of Casino Magic Louisiana under the Indenture or the Notes.

WHEREAS Casino Magic Louisiana as of the time of its execution of the Indenture will be an affiliate of this corporation.

WHEREAS, the Noteholders are not willing to enter into the Indenture without the execution by this corporation of the Guarantee.

WHEREAS, it is in the best interest of this corporation to assist Casino Magic Louisiana in obtaining the financial accommodation set forth in the Indenture because this corporation will receive an advantage and benefit arising out of the Indenture, including, but not limited to the utilization of the Real Property (as defined below).

WHEREAS, this corporation is the owner of that certain real property more particularly described on Exhibit "A" attached hereto and made a part hereof (hereinafter referred to as the "Real Property").

WHEREAS, this corporation has agreed to secure the Guarantee by executing a Mortgage, Assignment of Leases and Rents and Security Agreement Securing Future Advances, which said mortgage is to bear against the Real Property and other property owned by or to be owned by this corporation.

WHEREAS, this corporation has agreed to enter into that certain Pledge and Security Agreement dated as of the 13th day of May, 1996 by and among Casino Magic Louisiana, this corporation. JCC, and First Trust National
Association ("Pledge").

RESOLVED that this corporation does hereby confirm and ratify any and all actions taken on its behalf by Ed Ernst, its President, in the Stock Purchase Agreement.

RESOLVED that Robert A. Callaway, this corporation's Secretary, be and is hereby authorized and directed on behalf of this corporation to execute the Indenture, including the Guarantee, and the Pledge, which Indenture, Guarantee and Pledge to be in the form, substance and content as said officer may deem necessary or appropriate.

FURTHER RESOLVED that as collateral and security for the Guarantee, this corporation mortgage, pledge, hypothecate, deliver or grant a security interest in any or all of the assets and properties of this corporation of any nature whatsoever, whether immovable or movable, corporeal or incorporeal, both now owned and hereafter acquired, together with all proceeds thereof, including, but not limited to the following described property, to-wit:

1.    The Real Property;

2. All buildings, structures, facilities and other improvements now or hereafter located on the Real Property;

3. All equipment (as, defined in the Louisiana Commercial Laws LA. RS 10:1101 et seq. (the "UCC")) now owned or hereafter acquired by this corporation;

4. All of the leases, subleases, lettings and licenses and all other contracts, bonds and agreements affecting the Real Property, the improvements thereon and/or any other property or rights described herein and all of the rents deriving therefrom;

5. Any and all moneys, goods, accounts, chattel paper, general and tangibles, documents, instruments, contract rights and other real and personal property (including property exchanged therefor) of every kind and nature, which may from time to time be subjected to the lien granted by this corporation to secure the Guarantee whether through a supplement to the mortgage to be granted or otherwise;

6. All unearned premiums under insurance policies now or hereafter obtained by mortgagor and all proceeds for conversion, voluntary or involuntary of any of the property described herein.

FURTHER RESOLVED that Robert A. Callaway, this corporation's Secretary, be and is hereby authorized and directed on behalf of this corporation to execute and deliver to First Trust National Association one (1) or more mortgages, whether a Mortgage, Assignment of Leases and Rents and Security Agreement Securing Future Advances, or otherwise, in conventional or collateral form, Security Agreements, Pledge Agreements, Assignments, Financing Statements, Agreements and Certificates, as may be now or hereafter required by First Trust National Association from time to time to secure all or any portion of the Guarantee, including without limitation supplemental or additional collateral documents encumbering assets and properties of this corporation in the future. All such Mortgages, Security Agreements, Pledge Agreements, Assignments, Financing Statements, Agreements and Certificates to contain such terms, covenants and conditions as may be approved by the said officer of this corporation, said officer's execution and delivery thereof on behalf of this corporation to be conclusive evidence of said officer's approval.

FURTHER RESOLVED that the documents described in the above paragraphs may contain a confession of judgment, pact de non alienando, authorization of executory process, waiver of appraisal, consent to private sale and other remedial clauses as determined by First Trust National Association in its sole discretion.

FURTHER RESOLVED that Robert A. Callaway, this corporation's Secretary, is hereby authorized to do such further acts and things and execute any and all documents and instruments, both original and amendatory, of every kind and character on behalf of this corporation as may be necessary or appropriate, in said officer's judgment, from time to time to carry out the terms of the Indenture, Guarantee, Pledge, mortgages, Security

Agreements, Pledge Agreements, Assignments, Financing Statements, Agreements and Certificates and the purposes of these Resolutions.

FURTHER RESOLVED that this corporation does hereby ratify and confirm any action which Robert A. Callaway, this corporation's Secretary, may take pursuant to these Resolutions.

This Unanimous Written Consent of the Sole Shareholder is dated May 9, 1996.

                                            CASINO MAGIC CORP.,
                                            SOLE SHAREHOLDER

                                            BY: /s/ ROBERT A. CALLAWAY
                                            NAME: ROBERT A. CALLAWAY
                                            TITLE: SECRETARY


                         C E R T I F I C A T E

I, the undersigned Secretary of C-M of Louisiana, Inc., certify that (1) the subscriber to the foregoing Unanimous Written Consent constitutes the sole shareholder of this Corporation having voting power on the matters set forth therein, (2) the same is the only action taken with respect to the matters referred to therein and that such resolutions were not thereafter altered, amended or repealed; and (3) the above and foregoing resolutions are good, valid and binding upon C-M of Louisiana, Inc.

May 11, 1996

                                        /s/ ROBERT A. CALLAWAY
                                        ROBERT A. CALLAWAY, Secretary
                                        C-M of Louisiana, Inc.

                                EXHIBIT "A"

    1.     TRACT "A"

A    TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER
PARISH, AND/OR SECTIONS 31,32 OR 33, Tl8N-Rl3W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS:

    BEGINNING AT A FOUND 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 35, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, RUN THENCE SOUTH 65-05'05" EAST ALONG THE SOUTH LINE OF SAID COOK SUBDIVISION A DISTANCE OF 384.69 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

    THENCE RUN SOUTH 12'56'40" WEST A DISTANCE OF 150.37 FEET TO A FOUND 1/2" DIAMETER CRIMP TOP IRON PIPE,

    THENCE RUN SOUTH 60'12'49" EAST A DISTANCE OF 168.20 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

    THENCE RUN SOUTH 26'06'32" WEST A DISTANCE OF 251.31 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET,

    THENCE RUN NORTH 70'42'00" WEST ALONG THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET A DISTANCE OF 575.91 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING AT THE INTERSECTION OF THE NORTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET WITH THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

    THENCE RUN NORTH 23'05'00" EAST ALONG THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 140.56 FEET TO A FOUND 1/2" DIAMETER IRON PIPE,

    THENCE RUN NORTH 24'48'39" EAST ALONG THE EASTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 328.51 FEET TO THE POINT OF BEGINNING.

    SAID TRACT CONTAINING 5.2319 ACRES.

2.     TRACT "B"

A    TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER
PARISH, AND/OR SECTIONS 31, 32 OR 33, Tl8N-Rl3W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS:

    BEGINNING AT A FOUND 3/4" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHEAST CORNER OF LOT 8, KAYWOOD SUBDIVISION, AS RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, RUN THENCE SOUTH 28'05'04" WEST A DISTANCE OF 335.76 FEET TO A SET 1/2" DIAMETER IRON ROD BEING ON THE FORMER NORTHERLY HIGH BANK OF THE RED RIVER,

    THENCE RUN NORTHWESTERLY ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 614.30 FEET, NORTH 55'22'23" WEST TO A FOUND 1" DIAMETER IRON PIPE,

    THENCE RUN NORTH 24'48'49" EAST A DISTANCE OF 897.25 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE SOUTH LINE OF LOT 34, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH,

    THENCE RUN SOUTH 65'02'25" EAST ALONG THE SOUTH LINE OF LOT 34, A DISTANCE OF 9.58 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

    THENCE RUN SOUTH 24'47'37" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 329.85 FEET TO A FOUND 1/2" DIAMETER IRON PIPE,

    THENCE RUN SOUTH 22'34'14" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 194.43 FEET TO A FOUND 5/8" DIAMETER IRON ROD BEING AT THE INTERSECTION OF THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET,

    THENCE RUN SOUTH 70'42'00" EAST ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF WOODLAWN STREET A DISTANCE OF 5.17 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

    THENCE RUN SOUTH 19'1 8'00" WEST ALONG THE WEST LINE OF LOT 1, KAYWOOD SUBDIVISION, UNIT 2, AS RECORDED IN BOOK 450, PAGE 113 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, A DISTANCE OF 200.26 FEET TO A SET 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 1,

    THENCE RUN SOUTH 70'42'00" EAST ALONG THE SOUTH LINE OF KAYWOOD SUBDIVISION UNIT 2 AND KAYWOOD SUBDIVISION A DISTANCE OF 585.48 FEET TO THE POINT-OF-BEGINNING,

    AND ALL THAT LAND LYING BETWEEN THE SOUTHERLY MOST LINE OF SAID DESCRIBED TRACT AND THE EXISTING HIGH BANK OF THE RED RIVER, AND LYING BETWEEN THE PROJECTED LINES OF THE EASTERLY AND WESTERLY BOUNDARIES OF SAID DESCRIBED TRACT,

    SAID TOTAL TRACT CONTAINING 4.914 ACRES.

3.     TRACT "C"

A    TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER
PARISH, AND/OR SECTIONS 31, 32 OR 33, Tl8N-Rl3W, CADDO PARISH, LOUISIANA, AND BEING A PORTION OF LOT 34, COOK SUBDIVISION, AS RECORDED IN BOOK 141, PAGE 11, OF THE CONVEYANCE RECORDS OF BOSSIER PARISH. SAID TRACT MORE FULLY DESCRIBED AS FOLLOWS:

    BEGINNING AT A FOUND 1/2" DIAMETER IRON ROD BEING THE SOUTHWEST CORNER OF LOT 34, RUN THENCE NORTH 29'35'39" EAST ALONG THE WEST LINE OF LOT 34 A DISTANCE OF 165.24 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING ON THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE 20,

    THENCE RUN SOUTH 82'32'09" EAST ALONG THE SOUTH RIGHT-OF-WAY LINE OF INTERSTATE 20 A DISTANCE OF 58.03 FEET TO A FOUND 1/2" DIAMETER IRON PIPE BEING ON THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS,

    THENCE RUN SOUTH 29'33'17" WEST ALONG THE WESTERLY RIGHT-OF-WAY LINE OF KAYWOOD COURTS A DISTANCE OF 190.07 FEET TO A FOUND 1/2" DIAMETER IRON ROD BEING ON THE SOUTH LINE OF LOT 34,

    THENCE RUN NORTH 65'02'25" WEST ALONG THE SOUTH LINE OF LOT 34 A DISTANCE OF 9.58 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

    THENCE RUN NORTH 55'34'42" WEST ALONG THE SOUTH LINE OF LOT 34 A DISTANCE OF 44.49 FEET TO THE POINT OF BEGINNING, SAID TRACT CONTAINING 0.22 ACRES.

    4.     TRACT "D"

    A TRACT OF LAND LOCATED IN SECTION 32, T18N-R13W, BOSSIER CITY, BOSSIER PARISH, AND/OR SECTIONS 31, 32 OR 33, Tl8N-Rl3W, CADDO PARISH, LOUISIANA. SAID TRACT BEING MORE FULLY DESCRIBED AS FOLLOWS:

    BEGINNING AT A FOUND 1/2" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHWEST CORNER OF LOT 114, RIVERSIDE SUBDIVISION AS RECORDED IN BOOK 60, PAGE 157 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA, RUN THENCE SOUTH 70-23-37" EAST ALONG THE REAR LINE OF RIVERSIDE SUBDIVISION A DISTANCE OF 248.66 FEET TO A FOUND 1" DIAMETER IRON PIPE,

    THENCE RUN SOUTH 29'01'37" WEST AND PARALLEL WITH THE EASTERLY LINE OF LOT 110 OF RIVERSIDE SUBDIVISION A DISTANCE OF 1021.25 FEET TO A FOUND 1" DIAMETER IRON PIPE, BEING ON THE FORMER HIGH BANK OF THE RED RIVER,

    THENCE RUN NORTH 62'19'02" WEST ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 127.28 FEET TO A POINT, WHICH IS ON THE PROJECTION OF THE WESTERLY LINE OF LOT 112, RIVERSIDE SUBDIVISION,

    THENCE CONTINUE NORTH 64'07'56" WEST ALONG THE FORMER HIGH BANK OF THE RED RIVER A DISTANCE OF 101.11 FEET TO A SET 1/2" DIAMETER IRON ROD, LOCATED ON THE PROJECTION OF THE EASTERLY LINE OF LOT 8, KAYWOOD SUBDIVISION,

    THENCE RUN NORTH 28'05'04" EAST A DISTANCE OF 335.76 FEET TO A FOUND 3/4" DIAMETER CRIMP TOP IRON PIPE BEING THE SOUTHEAST CORNER OF LOT 8 KAYWOOD SUBDIVISION AS RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH,

    THENCE CONTINUE NORTH 28'05'04" EAST ALONG THE EASTERLY LINE OF LOT 8 A DISTANCE OF 202.64 FEET TO A FOUND 2" DIAMETER IRON PIPE BEING THE NORTHEAST CORNER OF LOT 8,

    THENCE CONTINUE NORTH 28'05'04" EAST A DISTANCE OF 50.65 FEET TO A FOUND 1/2" DIAMETER IRON ROD,

    THENCE RUN NORTH 26'06'32" EAST A DISTANCE OF 251.31 FEET TO A FOUND 5/8" DIAMETER IRON ROD,

    THENCE RUN NORTH 31'05'36" EAST A DISTANCE OF 149.25 FEET TO THE POINT OF BEGINNING,

AND ALL THAT LAND LYING BETWEEN THE SOUTHERLY MOST LINE OF SAID DESCRIBED TRACT AND THE EXISTING HIGH BANK OF THE RED RIVER, AND LYING BETWEEN THE PROJECTED LINES OF THE EASTERLY AND WESTERLY BOUNDARIES OF SAID DESCRIBED TRACT,

    SAID TOTAL TRACT CONTAINING 5.753 ACRES.

5. LOTS 1, 2 AND 4, KAYWOOD SUBDIVISION, UNIT NO. 2, A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA AS PER PLAT RECORDED IN BOOK 450, PAGE 113 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA.

6. LOTS 6, 7 AND 8 KAYWOOD SUBDIVISION, A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA, AS PER PLAT RECORDED IN BOOK 339, PAGE 229 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA.

7. LOTS 110, 111 AND 112, RIVERSIDE SUBDIVISION, A SUBDIVISION OF BOSSIER PARISH, AND/OR CADDO PARISH, LOUISIANA, AS PER PLAT RECORDED IN BOOK 60, PAGE 157 OF THE CONVEYANCE RECORDS OF BOSSIER PARISH, LOUISIANA, LESS A STRIP OF LAND SEVEN (7') FEET IN WIDTH RUNNING BACK BETWEEN PARALLEL LINES ALONG THE ENTIRE EASTERLY SIDE OF LOT 110.